UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 11/30

Date of reporting period: 11/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2012

Fund Adviser:

The Roosevelt Investment Group, Inc.

317 Madison Avenue

Suite 1004

New York, NY 10017

Toll Free: (877) 322-0576

For the fiscal year ended November 30, 2012, the fund generated total returns of 11.87% while the S&P 500 and Russell 3000 Index returned approximately 16.13% and 15.95%, respectively. The difference in the performance is largely due to the funds’ use of its risk management tools, which tend to move inversely to the market. We utilize these tools to help hedge the portfolio against potential stock market declines; however, they do create a drag on performance when markets appreciate. 2012 was a year in which many global equity markets were able to achieve strong gains despite significant risks which in our opinion potentially could have resulted in precipitous declines. Examples of the risks which we were concerned about include the Greek elections in June and shortly thereafter the dramatic steepening of Spanish sovereign yields. With regards to the former, had the anti-bailout party Syriza gained a majority the likely result would have been Greece exiting the Eurozone. We believed that this would have caused serious dislocations in global capital markets. We therefore held a significant amount of hedges in the fund to account for this uncertainty. Fortunately, the pro-bailout New Democracy party prevailed and this major risk factor was averted. A month later towards the latter part of July investor concerns turned towards Spain’s financial health. Yields on its sovereign debt spiked to unsustainably high levels and as a result the US stock market began to weaken. We again employed a material amount of our risk tools to hedge against the potential consequences of Spain losing access to capital markets. Shortly thereafter Mario Draghi, head of the European Central Bank (ECB), made a forceful speech in which he implied that the ECB would take strong actions to counter these European sovereign debt problems. That was followed up with the introduction of the OMT program, a form of quantitative easing which set up a framework for the ECB to purchase significant amounts of the short term sovereign debt of troubled European nations. Fortunately for capital markets, both the Greek election and the Spanish sovereign debt issue had favorable outcomes. However, without the benefit of hindsight, we felt at the time that the prudent course of action was to maintain elevated levels of our risk management tools. As markets reacted favorably to these positive outcomes, our hedges acted as a drag on our relative performance.

From an attribution perspective, our risk tools were far and away the largest detractor of the fund’s performance as noted above. Elsewhere, the Materials sector was an area of relative weakness. Much of this can be attributed to Alleghany Technologies which was impacted by a very weak commodity stainless steel market. The stock declined by approximately 40% while the fund owned it during the fiscal year. Although the company is primarily a specialty metals producer, stainless steel comprises enough of its business to be impactful. Another area of underperformance relative to the benchmark occurred within the Utilities sector. National Fuel Gas was largely responsible for the weakness here as it was adversely impacted by falling natural gas prices. Among other businesses, the company engages in the exploration and production of natural gas and can therefore be sensitive to fluctuations in that market. The stock declined by approximately 16% while the fund owned it during the fiscal year.

There were other areas of the market in which the fund generated significant outperformance. The Consumer Discretionary sector was one example, primarily due to our thematic allocation to the housing area. We were encouraged that the fundamentals of this market were exhibiting signs of improvement and therefore allocated a significant weighting to stocks exposed to housing. DR Horton and Home Depot each generated gains of over 50%, while Lennar nearly doubled in price. We also demonstrated very strong stock selection within the Financials sector. Discover Financial was far and away our most impactful stock in this space as it returned approximately 75%. We own it as part of our Mobile Wallet theme which attempts to uncover beneficiaries of the trend towards utilizing the cell phone as a payment device.

1

As we look ahead, we are cautiously optimistic with regards to the US equity market. The economy has exhibited signs of stability, which is encouraging, particularly in light of the uncertainty caused by the fiscal cliff negotiations which were not completed until the beginning of 2013. Disposable income came in ahead of expectations in November, a promising figure due to the importance of consumption to economic growth. The employment picture has been somewhat stable as well, with the four week moving average of unemployment claims near the lowest level over the last few years and the economy generating approximately 150,000 jobs per month. We’d also note that the housing market continues to show signs of strength. Existing home sales in November came in at the highest level in three years, new home construction is trending strongly upward, inventories are still lean and prices are moving upward. Strength in this area can have a broader economic impact as consumers may potentially increase spending as they see their balance sheets improving as a result of higher home prices. Additionally, monetary policy continues to be extremely accommodative. Short term interest rates are near zero and the Fed continues to target longer term interest rates through its quantitative easing program which purchases Treasury and mortgage securities. We are also encouraged by improvements in the Chinese economy. Forecasters are calling for acceleration in the country’s GDP growth in 2013. This is a far cry from earlier in 2012 when concerns about a potential hard landing were widespread. For all of these reasons we are encouraged about the trajectory of US stocks for the foreseeable future. We are somewhat cautious that the fiscal cliff resolution did not address the upcoming debt ceiling. This is the major risk to stocks in our view over the next few months. That said, we do believe that the most likely case is a resolution of this issue, though it might have to occur at the last minute similar to how the fiscal cliff resolution played out. In conclusion, our base case scenario is that stock prices will rise modestly and we currently have positioned the fund to be able to participate in this type of equity environment.

2

Investment Results (Unaudited)

Total Returns*

(for the fiscal year ended November 30, 2012)

		Average Annual Returns
	One Year	Five Years	Ten Years
Roosevelt Multi-Cap Fund-Investor Class	11.87%	0.40%	8.83%
S&P 500® Index**	16.13%	1.34%	6.36%
Russell 3000 Index**	15.95%	1.67%	6.93%

Total annual operating expenses, as disclosed in the Fund’s prospectus, were 1.44% of average daily net assets.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index and the Russell 3000® Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

3

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund – Investor Class, the S&P 500® Index, and the Russell 3000® Index: (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500® Index, and the Russell 3000 Index on November 30, 2002 and held through November 30, 2012. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 3000® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

Fund Holdings (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Roosevelt Multi-Cap Fund is long-term capital appreciation.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2012 to November 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

5

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund – Investor Class	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid for the Period June 1, 2012 – November 30, 2012*
Actual	$1,000.00	$1,040.41	$6.30
Hypothetical**	$1,000.00	$1,018.82	$6.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Roosevelt Multi-Cap Fund – Institutional Class	Beginning Account Value	Ending Account Value November 30, 2012	Expenses Paid During the Period*
Actual	$1,000.00	$1,013.70	$1.13
Hypothetical**	$1,000.00	$1,020.46	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 46/366 (to reflect the period since commencement of Fund operations on October 16, 2012).

**	Assumes a 5% return before expenses. The hypothetical example is calculated based on a six month period from June 1, 2012 to November 30, 2012. Accordingly, expenses are equal to the Fund’s annualized expense ratio of 0.91% multiplied by the average account value over the six month period, multiplied by 183/366 (to reflect the partial year period).

6

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS

November 30, 2012

Common Stocks – 87.26%	Shares	Fair Value

Consumer Discretionary – 15.17%
Barnes & Noble, Inc. (a)	103,466	$1,484,737
D.R. Horton Inc.	115,414	2,245,956
Home Depot, Inc./The	47,976	3,121,798
Lennar Corp. – Class A	99,111	3,770,183
Nordstrom, Inc.	42,931	2,322,138
PHV Corp.	26,758	3,066,199
Robert Half International, Inc.	128,753	3,638,560
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	21,564	2,162,438
Whirlpool Corp.	16,538	1,684,230
Wyndham Worldwide Corp.	29,092	1,428,127

		24,924,366

Consumer Staples – 9.80%
Archer-Daniels-Midland Co.	89,345	2,385,512
Beam, Inc.	47,045	2,639,695
GNC Holdings, Inc. – Class A	52,087	1,829,816
Ingredion, Inc.	43,395	2,818,505
Lorillard, Inc.	11,961	1,449,195
Philip Morris International, Inc.	31,845	2,862,229
Smithfield Foods, Inc. (a)	94,281	2,109,066

		16,094,018

Energy – 7.38%
Cheniere Energy, Inc. (a)	105,968	1,780,262
EnergyXXI (Bermuda) Ltd.	96,340	3,052,051
EOG Resources, Inc.	31,162	3,665,274
Kinder Morgan Management, LLC. (a)	47,821	3,629,614

		12,127,201

Financials – 19.70%
Capital One Financial Corp.	77,848	4,484,045
Chubb Corp./The	45,755	3,522,677
Discover Financial Services	191,799	7,980,756
KeyCorp	158,745	1,282,660
Morgan Stanley	292,944	4,941,965
Ocwen Financial Corp. (a)	93,707	3,360,333
SLM Corp.	189,265	3,132,336
Wells Fargo & Co.	110,667	3,653,118

		32,357,890

See accompanying notes which are an integral part of the financial statements.

7

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2012

Common Stocks – 87.26% – continued	Shares	Fair Value
Health Care – 15.12%
Alexion Pharmaceuticals, Inc. (a)	31,464	$3,021,173
Biogen Idec, Inc. (a)	22,879	3,411,030
Elan Corp. plc (a) (b)	88,784	886,064
Eli Lilly and Co.	107,337	5,263,806
Novo-Nordisk A/S (b)	11,637	1,846,443
Omnicare, Inc.	79,788	2,891,517
Perrigo Co.	3,610	373,635
Pfizer, Inc.	209,050	5,230,431
Regeneron Pharmaceuticals, Inc. (a)	10,853	1,916,097

		24,840,196

Industrials – 5.89%
Clean Harbors, Inc. (a)	58,318	3,340,455
Hertz Global Holdings, Inc. (a)	190,000	2,971,600
Roper Industries, Inc.	30,063	3,352,926

		9,664,981

Information Technology – 6.91%
Apple, Inc.	4,800	2,809,344
Cree, Inc. (a)	118,896	3,841,530
eBay, Inc. (a)	61,272	3,236,387
Microchip Technology, Inc.	47,863	1,455,993

		11,343,254

Materials – 1.61%
LyondellBasell Industries NV – Class A	53,156	2,643,448

Telecommunication Services – 3.70%
tw telecom, inc (a)	136,517	3,507,122
Verizon Communications, Inc.	58,258	2,570,343

		6,077,465

Utilities – 1.98%
Questar Corp.	165,724	3,251,505

TOTAL COMMON STOCKS (Cost $120,873,675)		143,324,324

Exchange-Traded Funds – 7.93%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	23,022	2,641,544
ProShares UltraShort S&P 500 (a)	25,958	1,439,371
ProShares UltraShort Russell 2000 (a)	111,151	3,034,422
SPDR Gold Trust (a)	35,556	5,904,074

		13,019,411

TOTAL EXCHANGE-TRADED FUNDS (Cost $13,402,453)		13,019,411

See accompanying notes which are an integral part of the financial statements.

8

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2012

Common Stocks – 87.26% – continued	Shares	Fair Value
Real Estate Investment Trusts – 3.83%
Plum Creek Timber Co., Inc.	62,889	$2,694,794
Weyerhaeuser Co.	130,361	3,592,749

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,974,248)		6,287,543

Money Market Securities – 0.81%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.18% (c)	1,335,858	1,335,858

TOTAL MONEY MARKET SECURITIES (Cost $1,335,858)		1,335,858

TOTAL INVESTMENTS (Cost $141,586,234) – 99.83%		$163,967,136

Other assets less liabilities – 0.17%		272,616

TOTAL NET ASSETS – 100.00%		$164,239,752

(a)	Non-income producing.

(b)	American Depositary Receipt.

(c)	Variable rate security; the money market rate shown represents the rate at November 30, 2012.

See accompanying notes which are an integral part of the financial statements.

9

Roosevelt Multi-Cap Fund

Statement of Assets and Liabilities

November 30, 2012

Assets
Investments in securities, at fair value (cost $141,586,234)	$163,967,136
Receivable for fund shares sold	34,126
Dividends receivable	465,730
Tax reclaim receivable	9,996
Interest receivable	335

Total assets	164,477,323

Liabilities
Payable for fund shares redeemed	84,525
Payable to Adviser (a)	119,635
Accrued 12b-1 fees – Investor Class (a)	33,211
Payable to trustees and officers	200

Total liabilities	237,571

Net Assets	$164,239,752

Net Assets consist of:
Paid in capital	$140,300,098
Accumulated undistributed net investment income (loss)	206,690
Accumulated net realized gain (loss) from investment transactions	1,292,062
Net unrealized appreciation (depreciation) on investments	22,380,902

Net Assets	$164,239,752

Net Assets: Investor Class	$162,358,540

Shares outstanding (unlimited number of shares authorized)	10,006,382

Offering and redemption price per share	$16.23

Net Assets: Institutional Class	$1,881,212

Shares outstanding (unlimited number of shares authorized)	115,861

Offering and redemption price per share	$16.24

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements.

10

Roosevelt Multi-Cap Fund

Statement of Operations

November 30, 2012

Investment Income
Dividend income (net of foreign witholding tax of $17,844)	$2,225,222
Interest income	41,898

Total Investment Income	2,267,120

Expenses
Investment Adviser fee (a)	1,579,987
12b-1 expense – Investor Class (a)	400,308
Trustee expenses	10,170
Overdraft fees	9,666

Total Expenses	2,000,131

Net Investment Income (Loss)	266,989

Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investment securities	8,686,081
Change in unrealized appreciation (depreciation) on investment securities	9,819,885

Net realized and unrealized gain (loss) on investment securities	18,505,966

Net increase (decrease) in net assets resulting from operations	$18,772,955

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements.

11

Roosevelt Multi-Cap Fund

Statements of Changes in Net Assets

	Year Ended November 30, 2012	Year Ended November 30, 2011
Increase (decrease) in net assets from: Operations
Net investment income (loss)	$266,989	$(255,169)
Net realized gain (loss) on investment securities	8,686,081	16,221,176
Change in unrealized appreciation (depreciation) on investment securities	9,819,885	(21,593,488)

Net increase (decrease) in net assets resulting from operations	18,772,955	(5,627,481)

Distributions
From net investment income – Investor Class	(56,566)	(88,497)
From net realized gain – Investor Class	(13,713,892)	–

Total distributions	(13,770,458)	(88,497)

Capital Share Transactions – Investor Class
Proceeds from shares sold	59,815,127	86,867,374
Reinvestment of distributions	9,929,199	59,170
Amount paid for shares redeemed	(62,762,009)	(125,174,296)

Net increase (decrease) in net assets resulting from capital share transactions	6,982,317	(38,247,752)

Capital Share Transactions – Institutional Class (a)
Proceeds from shares sold	1,876,764	–

Net increase (decrease) in net assets resulting from capital share transactions	1,876,764	–

Net increase (decrease) in net assets resulting from capital share transactions	8,859,081	(38,247,752)

Total Increase (decrease) in Net Assets	13,861,578	(43,963,730)

Net Assets
Beginning of year	150,378,174	194,341,904

End of year	$164,239,752	$150,378,174

Accumulated undistributed net investment income included in net assets at end of year	$226,534	$16,111

Capital Share Transactions – Investor Class
Shares sold	3,875,259	5,110,839
Shares issued in reinvestment of distributions	682,889	3,462
Shares redeemed	(3,956,953)	(7,520,288)

Net increase (decrease) from capital share transactions	601,195	(2,405,987)

Capital Share Transactions – Institutional Class (a)
Shares sold	115,861	–

Net increase (decrease) from capital share transactions	115,861	–

(a)	For the period October 16, 2012 (commencement of operations) to November 30, 2012.

See accompanying notes which are an integral part of the financial statements.

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Roosevelt Multi-Cap Fund-Investor Class

Financial Highlights

(For a share outstanding during the period)

	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008
Selected Per Share Data
Net asset value, beginning of period	$15.99	$16.45	$14.45	$13.12	$18.87

Income from investment operations
Net investment income (loss)	0.03	(0.03)	0.01	0.11 (a)	0.10 (a)
Net realized and unrealized gain (loss)	1.69	(0.42)	2.03	1.38	(4.77)

Total from investment operations	1.72	(0.45)	2.04	1.49	(4.67)

Less Distributions to shareholders:
From net investment income	–	(0.01)	(0.04)	(0.16)	–
From net realized gain	(1.48)	–	–	–	(1.08)

Total distributions	(1.48)	(0.01)	(0.04)	(0.16)	(1.08)

Net asset value, end of period	$16.23	$15.99	$16.45	$14.45	$13.12

Total Return (b)	11.87%	(2.75)%	14.12%	11.52%	(26.33)%
Net assets, end of period (000)	$162,359	$150,378	$194,342	$136,633	$54,837
Ratio of expenses to average net assets	1.25%	1.26%	1.26%	1.26%	1.26%
Ratio of net investment income (loss) to average net assets	0.17%	(0.13)%	0.08%	0.87%	0.63%
Portfolio turnover rate	115.64%	149.94%	121.57%	120.62%	109.79%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

13

Roosevelt Multi-Cap Fund - Institutional Class (a)

Financial Highlights

(For a share outstanding during the period)

	Period Ended November 30, 2012
Selected Per Share Data
Net asset value, beginning of period	$16.17

Income from investment operations
Net investment income (loss)	0.02	(b)
Net realized and unrealized gain (loss)	0.05

Total from investment operations	0.07

Net asset value, end of period	$16.24

Total Return (c)	0.43	% (d)
Net assets, end of period (000)	$1,881
Ratio of expenses to average net assets	0.91	% (e)
Ratio of net investment income (loss) to average net assets	1.62	% (e)
Portfolio turnover rate	115.64	% (d)

(a)	For the period October 16, 2012 (commencement of operations) to November 30, 2012.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of the financial statements.

14

Roosevelt Multi-Cap Fund

Notes to the Financial Statements

November 30, 2012

NOTE 1. ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”), was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. The Predecessor Fund commenced operations on December 21, 2001. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The objective of the Fund is long-term capital appreciation. The investment adviser to the Fund is The Roosevelt Investment Group, Inc. (“Roosevelt” or the “Adviser”).

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor shares were first offered to the public on December 21, 2001; and Institutional shares were first offered to the public on October 15, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Inverse and Leveraged ETFs – The Fund may invest in inverse and leveraged exchange traded funds (“ETFs”). These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises. Because inverse and leveraged ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

15

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The average cost method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2012, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) From Investment Transactions
Roosevelt Multi-Cap Fund	$3,034,674	$40,156	$(3,074,830)

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value

16

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, and exchange-traded funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the Fund. These securities will be categorized as Level 1 securities.

Fixed income securities such as U.S. government securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such

17

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2012:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$143,324,324	$—	$—	$143,324,324
Exchange-Traded Funds	13,019,411	—	—	13,019,411
Real Estate Investment Trusts	6,287,543	—	—	6,287,543
Money Market Securities	1,335,858	—	—	1,335,858
Total	$163,967,136	$—	$—	$163,967,136

* Refer to the Schedule of Investments for industry classifications.

18

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended November 30, 2012.

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a “universal fee.” The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses: brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation and the indemnification of the Trust’s Trustees and Officers. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the average daily net assets of the Fund. Prior to October 15, 2012, the management fee was 1.00% for the Investor Class. Subsequently, the management fee of 0.90% applies to Investor Class and Institutional Class, respectively. For the fiscal year ended November 30, 2012, the Adviser earned $1,579,987 from the Fund for its advisory services. At November 30, 2012, the Fund owed the Adviser $119,635 for these services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administration, fund accounting, and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser pays all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Investor Class in connection with the promotion and distribution of Investor Class shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended November 30, 2012, the Fund accrued 12b-1 fees for the Investor Class of $400,308 of which $33,211 was unpaid at November 30, 2012.

19

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2012

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$3,187,662
Other	178,983,580
Sales
U.S. Government Obligations	$3,622,444
Other	184,560,096

At November 30, 2012, the net unrealized appreciation of investments for tax purposes was as follows:

Gross appreciation	$24,789,750
Gross depreciation	(2,930,680)

Net appreciation on investments	$21,859,070

At November 30, 2012, the aggregate cost of securities for federal income tax purposes was $142,108,066.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2012, no single person or entity owned more than 25% of the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2011, the Investor Class paid an ordinary income distribution of $0.0061 per share which was declared and paid to shareholders of record on December 27, 2011. On December 28, 2011, a long-term capital gains distribution of $1.4788 per share was declared and paid to shareholders of record on December 27, 2011.

On December 28, 2012, an ordinary income distribution of $0.0490 and $0.0064 per share was declared and paid to shareholders of record on December 27, 2012 for both the Investor Class and Institutional Class, respectively.

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 is as follows:

	2012	2011
Ordinary Income	$56,566	$88,497
Long-term Capital Gain	13,713,892	–

Total distributions paid	$13,770,458	$88,497

20

Roosevelt Multi-Cap Fund

Notes to the Financial Statements – continued

November 30, 2012

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS – continued

The Institutional Class paid no distributions for the fiscal year ended November 30, 2012.

At November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$2,003,511
Undistributed ordinary income	259,184
Accumulated Capital loss and other losses	(182,111)
Unrealized net appreciation	21,859,070

$26,939,654

At November 30, 2012, the difference between book basis and tax-basis unrealized depreciation are primarily attributable to, wash sale losses. Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred losses as follows:

Post-October Capital Losses
Roosevelt Multi-Cap Fund	$182,111

21

Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Roosevelt Multi-Cap Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, of Roosevelt Multi-Cap Fund (the “Fund”), a series of the Unified Series Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Multi-Cap Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 29, 2013

Registered with the Public Company Accounting Oversight Board

22

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 22 series.

23

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Robert W. Silva (Age – 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 37) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 22 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

24

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0576 to request a copy of the SAI or to make shareholder inquiries.

25

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Roosevelt Multi-Cap Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Roosevelt Investment Group, Inc. (“Roosevelt”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Roosevelt (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 30, 2012 via teleconference to consider the renewal of the management agreement between the Trust and Roosevelt on behalf of the Fund. All Trustees were present. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) a copy of the Fund’s management agreement; (ii) a letter sent by the Administrator on behalf of the Board to Roosevelt requesting information that the Trustees likely would consider in determining whether to renew the Fund’s management agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and Roosevelt’s responses, including, among other information, a description of Roosevelt’s services to the Fund, any changes in advisory personnel, an analysis of Roosevelt’s profitability from managing the Fund, a soft dollar report, and ideas for future growth for the Fund; (iii) a report by the Trust’s Chief Compliance Officer on Roosevelt’s compliance policies and procedures; (iv) Roosevelt’s recent financial statements; (v) the Fund’s Schedule of Investments as of February 29, 2012; (vi) a commentary prepared by the Fund’s portfolio manager analyzing the Fund’s recent performance; and (vii) reports prepared by the Administrator comparing the Fund’s performance, advisory fees and expense ratios to those of its peer group and benchmarks, as applicable. After discussing the materials, the Committee contacted Roosevelt’s Chairman, Chief Executive Officer and Chief Investment Officer, who also serves as portfolio manager of the Fund, and Roosevelt’s General Counsel and Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on August 12 and 13, 2012, the Trustees, including the Independent Trustees, unanimously approved the continuance of the Fund’s management agreement with Roosevelt for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees considered Roosevelt’s representation that it manages approximately $4.37 billion, of which the Fund represented approximately $145 million as of June 2012. The Trustees reviewed Roosevelt’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of Fund assets, and whether the resources are sufficient. The Trustees determined that Roosevelt’s resources appear adequate, and specifically noted that Roosevelt provides the services of five portfolio managers, two traders and its compliance officer who assists with portfolio compliance. Roosevelt confirmed that it was not proposing any changes to the level of services provided to the Fund.

(ii)

Fund Performance – The Trustees discussed the Fund’s performance and reviewed materials provided by Roosevelt and the Administrator with respect to such performance. The Trustees noted that, over the one-year period ended May 31, 2012, the Fund had outperformed its benchmarks, the Russell 3000 and the S&P 500 Indices, as well as the average return of its peer group. The Trustees noted Roosevelt’s explanation that much of this over-performance was the result of strong stock selection in the energy and financial sectors.

26

The Trustees also noted that the Fund had good long-term performance, as it had outperformed its benchmarks over the five- and ten-year periods ended May 31, 2012, and the average return of its peer group over the ten-year period.

The Trustees considered Roosevelt’s explanation that the Fund generally had performed in-line with Roosevelt’s other similarly managed accounts, and that any differentials likely were due to the various fees and expenses charged to the different types of accounts.

(iii)	Fee Rates and Profitability – The Trustees considered that, while the Fund’s gross advisory fee was higher than that of its peer group average, Roosevelt, unlike the advisors to most other funds, charges a “universal fee,” which includes most of the Fund’s operating expenses. The Trustees noted that the Fund’s total gross expense ratio was in line with those of its peer group median, though its total net expense ratio was slightly higher than its peer group median.

The Trustees considered that certain separately-managed accounts and subadvisory wrap accounts managed by Roosevelt pay lower advisory fees than the Fund, depending on the type of account and fee breakpoints based on assets under management. The Trustees noted Roosevelt’s explanation that its responsibilities with respect to the Fund are more extensive and time consuming than those with respect to wrap accounts or subadvisory relationships. The Trustees recalled Roosevelt’s explanation that the wrap accounts were less labor-intensive than the Fund, as the wrap accounts did not require client or compliance reporting and were managed by the wrap program’s sponsor based on Roosevelt’s model portfolio.

The Trustees reviewed Roosevelt’s balance sheet and income statement as of May 31, 2012. The Trustees considered Roosevelt’s profitability analysis for the year ended May 31, 2012, noting that no marketing expenses were included. The Trustees recognized that Roosevelt was realizing a profit as a result of managing the Fund, and determined that the profit margin was not excessive.

The Trustees noted Roosevelt’s report that it had entered into soft dollar arrangements on behalf of the Fund. The Trustees considered Roosevelt’s representation that average commission rates paid by the Fund and Roosevelt’s separate accounts were the same. The Trustees noted that a disproportionate number of Roosevelt’s total soft-dollar trades appear to be executed for the Fund, but considered Roosevelt’s explanation that this is because the Fund is larger than all of Roosevelt’s other non-wrap undirected accounts combined. The Trustees considered Roosevelt’s report that the average per share commission rate paid by the Fund to soft dollar brokers was within industry ranges.

Finally, the Trustees noted that Roosevelt receives a 12b-1 fee of 0.25% from the Fund, and considered that Roosevelt’s income statement indicates that 12b-1 fee related expenses exceed the amounts of 12b-1 fee income received by Roosevelt for the one- and five-month periods ended May 31, 2012.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Roosevelt as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the Fund’s total assets had dropped over the twelve months ended May 31, 2012, and that it did not appear that Roosevelt had begun to realize any significant economies of scale from managing the Fund.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fee paid by the Fund is reasonable, based on the nature and quality of advisory services provided by Roosevelt to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Roosevelt on behalf of the Fund.

27

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at 1-877-322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly, Interested

OFFICERS

John	C. Swhear, Interim President
Robert	W. Silva, Chief Financial Officer and Treasurer
Lynn	E. Wood, Chief Compliance Officer
Tara	Pierson, Secretary

INVESTMENT ADVISER

The Roosevelt Investment Group, Inc.

317 Madison Avenue, Suite 1004

New York, NY 10017

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

November 30, 2012

Fund Adviser:

Leeb Capital Management, Inc.

8 West 40th Street

New York, New York 10018

Phone (866) 400-5332

Leeb Focus Fund…Annual Report Commentary 2012

Dear Shareholder:

Despite myriad headwinds confronting the global economy, stocks here in the United States managed to post solid returns for the fiscal year end November 30, 2012. Your fund, however, underperformed the S&P 500 benchmark, which returned 16.13 percent during the fiscal year compared to the Leeb Focus Fund that returned 5.93 percent. Our performance was tempered somewhat by defensive positions taken in light of weak global economic conditions around the world and fiscal austerity in the United States and euro zone. In contrast to the fundamental analysis upon which we rely in making our investment selections, throughout the year the markets instead appeared to be driven more by headlines generated by politicians and central bankers. Poor timing with respect to certain stock sales also played a role in the fund’s underperformance during the year.

Domestically, the economy continued to expand at a very modest pace and unemployment has remained stubbornly high. And while core consumer inflation has remained in check, many Americans have continued to struggle with the rising costs for everyday necessities – namely, food and energy – at a time when income gains have been only moderate. The increasing allocation of ordinary income towards the “must haves” of food, shelter, and fuel has left less for discretionary spending on other items.

The outlook was also clouded by the so-called “fiscal cliff” of tax increases and mandated spending cuts of more than $600 billion resulting from Congress’ budget impasse. Those austerity measures were expected to kick in when the calendar turned over to 2013. As a result, corporations were likewise reluctant to spend, further dampening growth in the second half of the year. This lack of capital spending likewise hurt corporate profits. Congress did eventually reach a compromise, albeit a temporary one, pushing many of the fiscal cliff issues off until later this year.

Trumping these negative factors was the Federal Reserve’s quantitative easing efforts, which are now running at $85 billion a month in bond purchases. The Fed has signaled its intention to leave these QE efforts in place until well after the economy is once again on a healthy, sustainable trajectory. This unprecedented easy monetary policy increased investors’ appetite for risk assets, including equities.

Policymakers’ prescriptions for dealing with current challenges in the economy on both sides of the Atlantic have been analogous to driving a car by stepping on the gas and the brake at the same time. That is to say, while we’re not making much progress at present, if and/or when they decide to take their foot off the austerity brake, the high revving stimulus policies are likely to cause their economies to spring forward explosively.

Turning to our 2012 performance, our largest sector concentration throughout the year, and our best performing, was Health Care. The need to reduce health care cost pressures remains paramount in the United States. And many of our holdings in the group offer what we believe to be superior systems and services to help reduce spending. These include companies focused on areas such as healthcare IT, distribution streamlining, and drug processing.

In addition, we maintained a healthy weighting in pharmaceuticals, as not only will demographic changes require more prescription drug use, including generics, but also better drugs will play an essential role in reducing America’s healthcare costs. Our focus here has been, and remains, on companies with the most promising pipelines of drugs to combat some of the most debilitating and expensive medical conditions, including metabolic and neurological disorders. Portfolio companies that fit this bill include Eli Lilly, Merck & Co. and Roche Holdings.

1

Other sectors instrumental in the fund’s returns over the course of the year were Consumer Staples and Consumer Discretionary shares. Here we largely pursued companies serving the cost-conscious consumer – including consumers whose budget constraints have steered them to seek out the best price for all of their needs. Wal-Mart Stores, the world’s largest retailer, which continues to thrive because of zealous cost controls, best exemplifies this category. Another is Amazon.com, which while losing ground on its own low-margin offerings, generates extremely high gross margins from third-party sellers who “rent space” on Amazon to sell their products, as well as the company renting raw capacity in the form of server space for cloud storage.

Despite the slow pace of economic recovery in the United States, one area that has demonstrated clear improvement is the housing sector. We capitalized on this in a variety of ways. We added homebuilder NVR, Inc., a truly outstanding pure play in housing with no debt, healthy free cash flow and excellent growth prospects. This extremely well run company managed to remain profitable throughout the housing sector crash and is now well positioned to thrive during the sector’s revival.

Another housing play we purchased was Masco, which manufactures and distributes a wide range of building products and branded consumer products for the home improvement and construction industries. Further gains in the housing sector and a general improvement in the economy should lead to continued strong earnings increases for the company.

In the “related companies” category, Wells Fargo & Co. has been a strong pick for us. The nation’s largest originator of mortgages, the extremely well run company also benefits from selling ancillary services to those mortgage holders.

In the Information Technology space where we also maintained a strong weighting we had mixed results during the year. We enjoyed a healthy ride in Apple, which has thrived on the sale of iPhones and, more recently, iPads, among other things. On the other hand, our position in Intel was a disappointment as investors turned their attention away from servers, desktop and laptop computing in favor of handheld devices. Nevertheless, Intel remains the dominant producer of microprocessors and boasts a four-year lead in manufacturing, which should soon translate to rising margins. This, coupled with low valuations and a four percent dividend yield, makes it an attractive investment in our view.

Most notable in holding our performance in check during the last year were investments in the Materials and Energy sectors. For instance, one of our laggards was Joy Global, which makes mining equipment and is particularly exposed to the coal industry, which was adversely impacted by the slowdown in China’s economy. We have been willing to endure some short-term pain in the stock, however, as the company has an excellent record of navigating cyclical downturns and is well positioned to benefit from the sector’s now unfolding revival. The slump in domestic natural gas prices, epitomized by the decline in the misnamed Ultra Petroleum, also tarnished our returns for the year.

We’ve maintained a consistent weighting in gold through the SPDR Gold Shares ETF, which while generating a positive return for the year, fell behind the performance of the overall stock market. The gold position serves as a hedge against both deflation and inflation. Moreover, given the efforts by central banks around the world to boost their country’s respective competitive trade position via devalued currencies, gold’s attractiveness has only grown in our opinion.

2

We have a small stake in small capitalization gold miners via the Market Vectors Junior Gold Miners ETF. Although the small cap miners were a hindrance to our performance last year, we view the junior miners as even more attractive than gold from a long-term perspective. These shares are not only selling at their lowest valuations in nearly a decade, but are also likely to be subject to takeovers as larger companies in the sector struggling to expand their reserves seek out acquisitions.

Also in precious metals, silver, too, is attractive. Not only as a store of value for the same reason as gold, but also because of its use in myriad industrial applications, including photovoltaics, the rapid adoption of which could meaningfully drive silver prices in the next few years. Initially we held silver via the iShares Silver Trust exchange traded fund. We later swapped that position for the more leveraged Silver Wheaton, a “streaming” company that purchases silver from mining companies at a low fixed cost under long-term contracts in exchange for up-front payments to develop those mines.

Looking ahead, we are optimistic given the monetary stimulus being injected into the global system. These actions appear to be slowly having the desired effect: Broader readings from the economy, such as consumer sentiment, retail spending, the Conference Board’s leading economic indicators and housing numbers, all suggest that conditions may not be as bad as previously feared.

Nevertheless, we recognize the fragile state of most economies in the developed world and we remain somewhat cautious. Adding to our tempered view, here at home valuations are steeper today than they were at the start of 2012 and the outlook for corporate earnings growth appears to be overly confident. The major stock market averages repeating the strong returns of 2012 could therefore be difficult to achieve.

Regardless, we continue to invest in companies with well-defined growth prospects that have commanding market share and competitive advantages over their peers (such as intellectual property), and those in businesses with high barriers of entry. These companies, with their strong fundamentals, sound management and solid growth prospects in their particular niche, should generate strong long-term returns, without undue risk.

3

Performance Results – (Unaudited)

Total Returns (For the period ended November 30, 2012)

		Average Annual Total Return*
	1 Year	5 Years	Since Inception (December 26, 2006)
Leeb Focus Fund	5.93%	-2.52%	0.81%
S&P 500**	16.13%	1.34%	2.26%
Russell 1000 Growth Index**	14.92%	3.06%	4.66%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 29, 2012 were 2.70% of average daily net assets (1.53% after fee waivers/expense reimbursements by the adviser), which includes Acquired Fund Fees and Expenses of 0.03.% The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses do not exceed 1.50% of the Fund’s average daily net assets through June 30, 2013.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-400-5332.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The Standard & Poor’s 500® Index and Russell 1000 Growth Index, (collectively the “indices”), are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

4

The chart above assumes an initial investment of $10,000 made on December 26, 2006 (commencement of fund operations) and held through November 30, 2012. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index and Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Leeb Focus Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-866-400-5332. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.
[2]	Companies with market capitalization of at least $3.5 billion.
[3]	Companies with market capitalization less than $3.5 billion.

The investment objective of the Leeb Focus Fund (the “Fund”) is long-term capital appreciation, consistent with the preservation of capital.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period June 1, 2012 and held for the entire period through November 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid the During Period” to estimate the expenses you paid on your account during this period.

6

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leeb Focus Fund	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period Ended November 30, 2012
Actual *	$1,000.00	$1,035.50	$7.71
Hypothetical **	$1,000.00	$1,017.42	$7.64

*	Expenses are equal to the Fund’s annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

7

Leeb Focus Fund

Schedule of Investments

November 30, 2012

Common Stocks—87.09%	Shares	Fair Value
Commercial Banks—2.69%
Toronto-Dominion Bank / The	2,200	$182,776

Computers & Office Equipment—3.43%
International Business Machines Corp. (IBM)	1,225	232,836

Crude Petroleum & Natural Gas—1.42%
Ultra Petroleum Corp. (a)	4,800	96,240

Electronic Computer—5.17%
Apple, Inc.	600	351,168

Fire, Marine, Casualty Insurance—2.34%
Berkshire Hathaway, Inc.—Class B (a)	1,800	158,544

Gold & Silver Ores—2.93%
Silver Wheaton Corp.	5,400	198,504

Millwood, Veneer, Plywood & Structural Wood Members—2.20%
Masco Corp.	8,800	149,248

Mining Machinery & Equipment (No Oil & Gas Field Machinery & Equipment)—1.85%
Joy Global, Inc.	2,200	125,378

Motor Vehicle Parts & Accessories—2.71%
Honeywell International, Inc.	3,000	183,990

National Commercial Banks—4.86%
Wells Fargo & Co.	10,000	330,100

Oil & Gas Field Services—9.36%
National Oilwell Varco, Inc.	3,000	204,900
Oceaneering International, Inc.	2,600	136,968
Schlumberger, Ltd.	4,100	293,642

		635,510

Operative Builders—2.65%
NVR, Inc. (a)	200	179,968

Pharmaceutical Preparations—10.64%
Eli Lilly & Co.	5,200	255,008
Merck & Co., Inc.	3,700	163,910
Perrigo Co.	1,500	155,250
Roche Holdings AG (b)	3,000	147,630

		721,798

Radio & TV Broadcasting & Communications Equipment—3.94%
QUALCOMM, Inc.	4,200	267,204

Railroads, Line-Haul Operating—2.12%
Wabtec Corp.	1,700	143,854

Retail—Catalog & Mail-Order Houses—2.79%
Amazon.com, Inc. (a)	750	189,038

Retail—Drug Stores & Proprietary Stores—6.93%
CVS Caremark Corp.	5,600	260,456
Express Scripts, Inc. (a)	3,900	210,015

		470,471

Retail—Family Clothing Stores—5.47%
Nordstrom, Inc.	2,600	140,634
TJX Companies, Inc./The	5,200	230,568

		371,202

See accompanying notes which are an integral part of these financial statements.

8

Leeb Focus Fund

Schedule of Investments—continued

November 30, 2012

Common Stocks—87.09%—continued	Shares	Fair Value
Retail—Variety Stores—2.33%
Wal-Mart Stores, Inc.	2,200	$158,444

Search, Detection, Navigation, Guidance, Aeronautical Systems—2.53%
Raytheon Co.	3,000	171,390

Semiconductor & Related Devices—2.74%
Intel Corp.	9,500	185,915

Services—Business Services—2.30%
Accenture PLC—Class A	2,300	156,216

Wholesale-Drugs Proprietaries & Druggists’ Sundries—3.69%
McKesson Corp.	2,650	250,345

TOTAL COMMON STOCKS (Cost $5,425,343)		5,910,139

Real Estate Investment Trusts- 1.71%
Digital Realty Trust, Inc.	1,800	116,172

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $137,073)		116,172

Exchange-Traded Funds—7.79%
Market Vectors Junior Gold Miners ETF	6,800	146,608
SPDR Gold Trust (a)	2,300	381,915

TOTAL EXCHANGE-TRADED FUNDS (Cost $514,526)		528,523

Money Market Securities—0.73%
Fidelity Institutional Money Market Portfolio—Class I—0.20% (c)	49,893	49,893

TOTAL MONEY MARKET SECURITIES (Cost $49,893)		49,893

TOTAL INVESTMENTS (Cost $6,126,835)—97.32%		$6,604,727

Other assets in excess of liabilities—2.68%		181,557

TOTAL NET ASSETS—100.00%		$6,786,284

(a)	Non-income producing.
(b)	America Depositary Receipt.
(c)	Variable rate security; the money market rate shown represents the rate at November 30, 2012.

See accompanying notes which are an integral part of these financial statements.

9

Leeb Focus Fund

Statement of Assets and Liabilities

November 30, 2012

Assets
Investments in securities:
At cost	$6,126,835

At value	$6,604,727
Receivable for investments sold	$230,177
Prepaid expenses	13,290
Dividends receivable	12,987
Receivable due from Adviser (a)	3,985
Interest receivable	21

Total assets	6,865,187

Liabilities
Payable for fund shares redeemed	49,300
Payable to administrator, fund accountant, and transfer agent (a)	7,964
Payable to trustees and officers	949
Payable to custodian (a)	682
Other accrued expenses	20,008

Total liabilities	78,903

Net Assets	$6,786,284

Net Assets consist of:
Paid in capital	$8,717,581
Accumulated undistributed net investment income (loss)	2,026
Accumulated undistributed net realized gain (loss) from investment transactions	(2,411,215)
Net unrealized appreciation (depreciation) on investments	477,892

Net Assets	$6,786,284

Shares outstanding (unlimited number of shares authorized)	664,266

Net Asset Value and offering price per share	$10.22

Redemption price per share (10.22*0.98) (b)	$10.02

(a)	See Note 4 in the Notes to the Financial Statements.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

10

Leeb Focus Fund

Statement of Operations

For the year ended November 30, 2012

Investment Income
Dividend income (Net of foreign withholding taxes of $1,345)	$114,237
Interest income	5,726

Total Income	119,963

Expenses
Investment Adviser fee (a)	69,387
Transfer agent expenses (a)	45,426
Administration expenses (a)	30,375
Fund accounting expenses (a)	25,000
Registration expenses	22,315
Auditing expenses	18,080
Legal expenses	14,712
Trustee expenses	9,986
CCO expenses	9,510
Custodian expenses (a)	9,381
Insurance expenses	3,294
Pricing expenses	2,327
Printing expenses	2,219
Miscellaneous expenses	1,788

Total Expenses	263,800
Fees waived and expenses reimbursed by Adviser (a)	(141,511)
Other expense—Overdraft fee	846

Net operating expenses	123,135

Net Investment Income (Loss)	(3,172)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	651,374
Change in unrealized appreciation (depreciation) on investment securities	(150,470)

Net realized and unrealized gain (loss) on investment securities	500,904

Net increase (decrease) in net assets resulting from operations	$497,732

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

11

Leeb Focus Fund

Statements of Changes In Net Assets

	Year ended November 30, 2012	Year ended November 30, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(3,172)	$(39,491)
Net realized gain (loss) on investment securities	651,374	497,220
Change in unrealized appreciation (depreciation) on investment securities	(150,470)	(744,851)

Net increase (decrease) in net assets resulting from operations	497,732	(287,122)

Distributions:
From net investment income	(19,146)	(2,813)

Total distributions	(19,146)	(2,813)

Capital Share Transactions
Proceeds from shares sold	2,349,917	1,355,968
Proceeds from redemption fees (a)	2,209	601
Reinvestment of distributions	17,071	2,561
Amount paid for shares redeemed	(5,877,199)	(2,314,849)

Net increase (decrease) in net assets resulting from share transactions	(3,508,002)	(955,719)

Total Increase (Decrease) in Net Assets	(3,029,416)	(1,245,654)

Net Assets
Beginning of year	9,815,700	11,061,354

End of year	$6,786,284	$9,815,700

Accumulated undistributed net investment income (loss) included in net assets at the end of each year	$2,026	$17,699

Capital Share Transactions
Shares sold	229,034	129,441
Shares issued in reinvestment of distributions	1,842	244
Shares redeemed	(581,166)	(228,292)

Net increase (decrease) from capital share transactions	(350,290)	(98,607)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days after they are purchased. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

12

Leeb Focus Fund

Financial Highlights

(For a share outstanding during the period)

	Year ended November 30, 2012		Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2009	Year ended November 30, 2008
Selected Per Share Data
Net asset value, beginning of year	$9.67		$9.94	$9.17	$7.53	$11.90

Income from investment operations:
Net investment income	—	(a)	(0.04)	— (a)	0.03	0.02
Net realized and unrealized gain (loss)	0.57		(0.23)	0.80	1.63	(4.20)

Total from investment operations	0.57		(0.27)	0.80	1.66	(4.18)

Less Distributions to shareholders:
From net investment income	(0.02)		— (a)	(0.03)	(0.02)	(0.15)
From net realized gain	—		—	—	—	(0.04)

Total distributions	(0.02)		—	(0.03)	(0.02)	(0.19)

Paid in capital from redemption fees (a)	—		—	—	—	—

Net asset value, end of year	$10.22		$9.67	$9.94	$9.17	$7.53

Total Return (b)	5.93%		-2.69%	8.76%	22.08%	-35.68%
Ratios and Supplemental Data
Net assets, end of year (000)	$6,786		$9,816	$11,061	$12,505	$11,539
Ratio of expenses to average net assets	1.51	%(c)	1.50%	1.50%	1.50%	1.50%
Ratio of expenses to average net assets before waiver & reimbursement	3.25%		2.67%	2.54%	2.54%	2.13%
Ratio of net investment income to average net assets	(0.04)%		(0.35)%	(0.03)%	0.42%	0.15%
Ratio of net investment income (loss) to average net assets before waiver & reimbursement	(1.78)%		(1.52)%	(1.07)%	(0.62)%	(0.48)%
Portfolio turnover rate	88.23%		116.66%	70.04%	79.23%	114.85%

(a)	Resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Includes overdraft charges of 0.01%.

See accompanying notes which are an integral part of these financial statements.

13

Leeb Focus Fund

Notes to the Financial Statements

November 30, 2012

NOTE 1. ORGANIZATION

Leeb Focus Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 14, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced investment operations on December 26, 2006. The Fund’s investment adviser is Leeb Capital Management, Inc. (the “Adviser”). The investment objective of the Leeb Focus Fund is to provide long-term capital appreciation, consistent with the preservation of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years prior to 2008.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Dividends and Distributions – The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

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Leeb Focus Fund

Notes to the Financial Statements

November 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES—continued

For the year ended November 30, 2012, the Leeb Focus Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(8,672)	$6,645	$2,027

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

15

Leeb Focus Fund

Notes to the Financial Statements

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS—continued

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

16

Leeb Focus Fund

Notes to the Financial Statements

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS—continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2012:

	Valuation Inputs
Investments	Level 1—Quoted Prices in Active Markets	Level 2—Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Common Stocks *	$5,910,139	$—	$—	$5,910,139
Real Estate Investment Trusts	116,172	—	—	116,172
Exchange-Traded Funds	528,523	—	—	528,523
Money Market Securities	49,893	—	—	49,893
Total	$6,604,727	$—	$—	$6,604,727

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended November 30, 2012, the Fund had no transfers between any Levels. The Fund did not hold any derivative instruments during the reporting period. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the daily net assets of the Fund. For the fiscal year ended November 30, 2012, before the waivers disclosed below, the Adviser earned a fee of $69,387 from the Fund.

The Adviser has contractually agreed through June 30, 2013 to waive its management fee and/or reimburse certain Fund operating expenses so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests; and extraordinary litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2012, the Adviser waived fees and reimbursed expenses of $141,511. At November 30, 2012, the Fund was owed $3,985 by the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense occurred, provided the Fund is able to make the repayment without exceeding the above stated expense limitations.

17

Leeb Focus Fund

Notes to the Financial Statements

November 30, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES—continued

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2012 were as follows:

Amount	Recoverable through November 30,
$116,768	2013
$131,905	2014
$141,511	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2012, HASI earned fees of $30,375 for administrative services provided to the Fund. At November 30, 2012, the Fund owed HASI $2,250 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2012, the Custodian earned fees of $9,381 for custody services provided to the Fund. At November 30, 2012, the Fund owed the Custodian $682 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide the Fund with fund accounting services. For the fiscal year ended November 30, 2012, HASI earned fees of $45,426 from the Fund for transfer agent services. For the fiscal year ended November 30, 2012, HASI earned fees of $25,000 from the Fund for fund accounting services. At November 30, 2012, the Fund owed HASI $3,631 for transfer agent services and $2,083 for fund accounting services.

The Distributor acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund during the fiscal year ended November 30, 2012. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2012, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$330,705
Other	6,691,678
Sales
U.S. Government Obligations	$792,387
Other	9,903,034

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Leeb Focus Fund

Notes to the Financial Statements

November 30, 2012

NOTE 5. INVESTMENTS—continued

At November 30, 2012, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$719,069
Gross (Depreciation)	(249,559)

Net Appreciation (Depreciation) on Investments	$469,510

At November 30, 2012, the aggregate cost of securities for federal income tax purposes was $6,135,217.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2012, Charles Schwab & Company, Inc. (“Schwab”), for the benefit of its customers, owned 58.68% shares of the Fund. As a result, Schwab may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2011, an income distribution of $0.0212 per share was made to shareholders of record on December 27, 2011.

The tax characterization of distributions for the fiscal years ended November 30, 2012 and November 30, 2011 is as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$16,290	$2,813
Return of Capital	2,856	—

	$19,146	$2,813

At November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated capital and other losses	(2,400,807)
Unrealized Appreciation (Depreciation)	469,510

$(1,931,297)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales of $10,408.

19

Leeb Focus Fund

Notes to the Financial Statements

November 30, 2012

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS—continued

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of November 30, 2012, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Total
$(47,863)	$(2,352,944)	$(2,400,807)

NOTE 9. CAPITAL LOSS CARRYFORWARD

As of November 30, 2012, the Fund has available for federal tax purposes an unused capital loss carryforward of $2,352,944, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

Expires on November 30, 2017	2,352,944

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates.

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Cohen Fund Audit Services, Ltd, 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Leeb Focus Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leeb Focus Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leeb Focus Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 25, 2013

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICER – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age – 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age – 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 22 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age – 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

Tara Pierson (Age – 37) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 22 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-866-400-5332 to request a copy of the SAI or to make shareholder inquiries.

Factors Considered by the Trustees in Renewing the Leeb Management Agreement

(unaudited)

Leeb Focus Fund (the “Focus Fund”), is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Leeb Capital Management, Inc. (“Leeb”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Leeb, with the assistance of the Board’s Advisory Contract Renewal Trustees consisting of all of the Trustees (the “Trustees”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Trustees convened on October 17, 2012 via teleconference to consider whether to recommend that the full Board renew the Fund’s management agreement with Leeb for an additional year. All Trustees were present. In advance of the Trustees meeting, each Trustee received and reviewed the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials specifically provided to each Trustee in advance of the Trustees meeting included the following information: (i) the Administrator’s letter requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and Leeb’s response thereto; (ii) a description of factors considered by the Board in approving the management agreement from the prior year; (iii) current schedule of Fund investments; (iv) Administrator’s report comparing the Fund’s performance returns and advisory fee and total expense ratio to those of its benchmark and/or peer group, as applicable, for periods ended August 31, 2012; (v) Leeb’s financial statements and profitability report; (vi) the Trust’s Chief Compliance Officer’s (“CCO”) review of Leeb’s compliance policies and procedures; (vii) and copies of the management agreement and expense cap agreement between the Fund and Leeb. After discussing the materials, the Trustees contacted certain executives, portfolio managers and compliance personnel of Leeb and conducted an interview led by the Chairman of the Audit Trustees of the Board.

At the Trustees’ in-person meeting held on November 12, 2012, the Trustees recommended, and the Trustees, including the Independent Trustees, unanimously approved, the continuance of the Fund’s management agreement with Leeb for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent and Quality of Services – The Trustees reviewed responses from Leeb as to the resources provided to the Focus Fund, and considered the adequacy of these resources in light of the expected growth in Focus Fund assets, and whether the resources are sufficient. The Trustees noted that Leeb provides the support of four experienced portfolio managers, including one that acts as compliance officer, and the support of a trader. The Trustees determined that Leeb’s resources appear adequate. The Trustees also noted that Leeb was not proposing any changes to portfolio management services provided to the Focus Fund.

(ii) Fund Performance – The Trustees discussed the Focus Fund’s performance as of August 31, 2012, and reviewed other materials provided by Leeb and HASI with respect to such performance. The Trustees members expressed disappointment in the Focus Fund’s performance, which was the worst among the eleven funds in its peer group over the one-year period ended August 31, 2012, second worst over the three- and five-year periods, and trailed the return of the Focus Fund’s benchmarks over each of these periods. The Trustees considered Leeb’s explanation that much of this underperformance was because the markets have been driven by headlines, not fundamental analysis (which Leeb relies upon in making investment selections). Leeb also attributed the underperformance to poor timing in selling investments, particularly in the economically sensitive energy sector, and that the Focus Fund’s year-to-date performance through August 31, 2012 exceeds that of its peer group average. The Trustees noted that the Focus Fund has a two star Morningstar rating.

(iii) Fee Rates and Profitability – The Trustees noted that Leeb had agreed to cap the Focus Fund’s expenses through June 30, 2013. The Trustees considered that Leeb had waived its entire advisory fee and reimbursed the Focus Fund for additional expenses and, as a result, its net advisory fee was the lowest among its peers. The Trustees also noted that the Focus Fund’s total net expenses were higher than its peer group average, primarily because the Focus Fund is so small, that it has proportionally higher expenses as a percentage of net assets.

The Trustees reviewed Leeb’s profitability analysis, and considered profitability with and without taking into account the payment of Focus Fund marketing expenses. The Trustees expressed concern that, whether or not Focus Fund marketing expenses are taken into account, Leeb is losing money as a result of managing the Focus Fund due to its commitment to cap expenses of the Focus Fund.

The Trustees noted Leeb’s report that it had entered into soft dollar arrangements on behalf of the Focus Fund, where brokerage transactions were directed to brokers who provide research services to Leeb. The Trustees considered Leeb’s report that average commission rates paid by the Focus Fund were higher than those paid by Leeb’s separate accounts because the separate accounts are custodied at discount brokers which execute trades at predetermined flat rates. The Trustees reviewed the average per share commission rate paid by the Focus Fund to soft dollar brokers and determined that it was within a reasonable range. They also noted Leeb’s representation that the research services generated through soft dollar arrangements were used to enhance Leeb’s portfolio management services to all of its clients, including the Focus Fund. Finally, the Trustees noted Leeb’s representation that the Focus Fund’s management fee is lower than the management fee Leeb charges its separate accounts that have a similar investment style.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Leeb Focus Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that Leeb is currently reimbursing the Focus Fund in accordance with its expense cap, and considered Leeb’s representation that it is currently losing money as a result of managing the Focus Fund. Because of this, the Trustees determined that it did not appear that Leeb had begun to realize any significant economies of scale from managing the Focus Fund.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the advisory fees paid by the Leeb Focus Fund are reasonable, based on the nature and quality of advisory services provided by Leeb to the Leeb Focus Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Leeb on behalf of the Leeb Focus Fund.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (866) 400-5332 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly, Interested

OFFICERS

John C. Swhear, Interim President

Robert W. Silva, Principal Financial Officer and Treasurer

Tara Pierson, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISER

Leeb Capital Management, Inc.

8 West 40th Street

New York, NY 10018

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Symons Institutional Funds

Annual Report

November 30, 2012

Fund Adviser:

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.scm-funds.com

SYMONS INSTITUTIONAL FUNDS

We want to thank all of our shareholders for their support and loyalty over the past year and since the inception of the Symons Institutional Funds. Symons Capital Management, Inc. (SCM) constantly strives both to produce superior positive long-term returns and to provide excellent service and accessibility.

For the fiscal year ended November 30, 2012, the Symons Value Institutional Fund’s (SAVIX) one-year return was 8.98% versus the Russell 3000 Value Index return of 17.26%. The Symons Small Cap Institutional Fund’s (SSMIX) one-year return was 4.76% versus the Russell 2000 Index return of 13.09%. Since the inception of the Symons Value Institutional Fund on December 22, 2006 through November 30, 2012, the Fund has an annualized return of 4.61% versus the Russell 3000 Value Index return of 0.20%. Since the inception of the Symons Small Cap Institutional Fund on May 6, 2008 through November 30, 2012, the Fund has an annualized return of 0.74% versus the Russell 2000 Index return of 4.28%. The commentary below provides additional insight into our investment research and portfolio management thought process.

THE BIG PICTURE—2012 REVIEW

It is important to understand the environment we are in and how it impacts the way we are invested. On a macro level, we are in a slowing growth, and perhaps even in a recessionary, environment. Both federal government debt and Federal Reserve Quantitative Easing asset purchases are rising dramatically. Trillion dollar annual federal government deficits support unsustainable spending. Trillion dollar annual asset purchases by the Fed both prop-up unsustainable asset values for banks and depress interest income for savers and retirees. It is a dangerous environment to invest in.

On a daily stock trading level, market structure is an issue. If the market were full of long-term value investors there would be relatively little movement in market indices from day to day. But what we have is high frequency trading firms dominating daily stock trading. This leads to an environment of greater volatility because short-term order flow, rather than long-term projections of company cash flow generation, has the dominant impact on stock prices. The result is short-term trading dominating long-term investing.

Finally, in our judgment the current market is not particularly cheap for value investors who have a focus on fundamental valuations. While current market structure suggests that we principally should care only about the short-term, precisely that sort of thinking led to the tech bubble in 2000 and to the housing/financial bubble in 2008. Betting on the size and timing of continued government intervention is a short-sighted approach to capital preservation and a danger to long-term wealth accumulation.

Our decision throughout most of 2012 was to stay as defensive as possible. Looking over past market corrections, often the best way to temper downside risks is to stick with utilities, consumer staples and some level of cash. To maintain reasonable diversification among sectors, we also tried to add some high quality or opportunistic names in other sectors (e.g., healthcare, retail and technology), while largely avoiding financials, energy, industrials and materials. In general, the sectors we are avoiding have more cyclicality and downside risk.

We believe that the expensive valuation of the market and weakening economic statistics make our cautious stance prudent. That doesn’t mean we will be proven right immediately. While we are surprised that despite an impressive array of concerns the market has remained as high as it has for as long as it has, the same market topping process unfolded in 2007-2008. Around the start of 2007 we decided that the financial sector was a dangerous place, and we then spent over 18 months looking wrong before ultimately looking quite right. Much of the current trading in the market is very short-term, and so bigger picture concerns just don’t matter to most market participants. They will matter eventually, though.

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Ultimately, we view our current investment portfolio stance as conceptually buying insurance against the risk of a significant decline. As long as the “casualty” incident doesn’t happen the insurance can be viewed as an unnecessary expense. But when the incident happens, that insurance can pay off in a relatively quick period of time. In that vein, our failure to capture some upside in 2012 due to our caution may look like a poor idea now, but a downturn can justify months and years of caution in short order. A broad swath of stock market history suggests that our current stance makes sense, even if the timing of downside risk is unknown. We choose to spend a lot of time being a little wrong and some time being a lot right. Spending extended patches of time looking wrong is not something that most people are willing to do—even if it works out well in the end. We are willing because the goal is long-term wealth accumulation not short-term speculation.

THE ECONOMY AND INVESTMENT MARKETS

What would realistically make us change our cautious stance? The obvious idea is lower stock prices. A second idea would be a decline in the value of the US dollar, which could lead to hard assets, such as energy and materials stocks, becoming more valuable. We do not see that idea bearing fruit unless US fiscal and monetary matters get a lot worse. But it is a possibility that we remain aware of. If we do see currency debasement and inflation on the horizon, in addition to the energy and materials sectors, another sector that may be attractive could be industrials.

It appears that we face risky economic times. What should we do? As usual, there are a variety of options. One common option for investment managers is to avoid what is known as “career risk” (risking your job by deviating from the popular wisdom and market trend, and so appearing to evidence poor investment judgment) by doing anything to avoid underperformance of benchmarks. For example, at the end of 1999 plenty of value managers threw in the towel and started to buy Internet stocks. It is best not to ask what happened the following year.

We think about the reasons driving any investment management actions we take. Career risk is not a good reason. Trying to make a lot of money quickly is not a good reason. Our greatest focus is on managing our clients’ money (and our own money) as well as possible, and in a manner that produces good gains without taking undue risk. While a manager can try to do that by participating in every small market move, that is relatively hard to do because the market is relatively hard to predict in the short-term. But it is much easier to do over longer periods because in the short-term the market is more of a popularity contest that can choose to ignore seemingly secondary factors – until they actually have an impact. In the long-term, the market is more of a sustainable valuation contest, and all of those secondary factors can come to fruition. The market soared in 1999 on the popularity of Internet related stocks, but then burst in 2000 as it became clear that estimates of future business prospects had become far too optimistic.

In terms of changing our cautious stance, we just don’t see anything that would move us to change. To be blunt, the economic and stock data continue to look poor. Europe is in recession, its banking system weak, and its sovereign debt unsustainable. Japan has the worst sovereign debt burden in the world. China, at best, is an economic puzzle. The US has poor employment data, declining consumer disposable income and unsustainable government deficits and Fed asset purchases. Eventually the data will matter; we just don’t know when. We view taking investment actions based on continuing federal deficit spending and QE as equal to playing roulette. All we can do is consider the long-term consequences of growing federal deficits and QE activities that only delay resolution of long-term economic problems.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

Most investors spent the bulk of 2012 convinced that the stock market was a great place to be, and stocks in fact did well. SCM started the year being defensive and we never really changed our stance. We sleep well with our decisions. An occasional client may become a bit disappointed by our stance, believing that

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we are missing out on portfolio gains. It is our job to remain calm and focused on long-term investment management. As part of that focus, we have been defensive most of the time since the start of 2000. History shows that we had good reason to be defensive. This is not because we are perma-bears but it is because during the past 13 years the stock market, most of the time, hasn’t offered broadly compelling valuations. On January 1, 2000, the S&P 500 Index opened at 1469 and on December 31, 2012 the Index closed at 1426.

No one had a crystal ball at the start of 2000 to tell us where the market would be 13 years later, at the end of 2012. And we don’t have a crystal ball today. We consider the range of outcomes, their likelihood and their potential magnitude. Our current judgment is that, while additional gains are possible, they are likely to be temporary. What that means is that we want to position portfolios to where the range of possibilities for our portfolios are less damaging than for the market as a whole, even though we may look wrong for an indeterminate period of time.

There certainly will come a time when our defensive stance is no longer warranted—and we look forward to that time. Two possibilities may happen. First, we could get a significant cyclical decline, probably of less magnitude than what we saw in 2000-2002 and 2008-2009. In that case, we would gradually become more aggressive in our buying based on what the market provides us day-by-day and month-by-month. In general, when a market is coming off a bottom (whether cyclical or secular) the rebound initially tends to favor the stocks that declined the most. Then later in the rally the safer, high quality cyclical stocks tend to outperform. The second possibility is a secular market bottom where we could see low earnings due to low profit margins, perhaps high inflation and low price to earnings ratios. At that point, buying becomes relatively easy.

Of course, reality is more complicated than these two simple alternatives. Some believe that the seemingly endless government interventions will forestall “natural” levels of market decline. It is possible that inflation may support price levels for at least some types of stocks. With all of the potential variables we never expect to time any market, sector, or individual stock bottom or top precisely. What we can do is try to recognize the evolution of future possibilities. When, like now, the bulk of likely outcomes look painful we want to be careful. When the bulk of likely outcomes create a warm spot close to our hearts, we can start to spread our wings and begin to take some increased risk exposure. Stay tuned.

PERFORMANCE

Both of the Symons Institutional Funds are actively managed Funds and will not correspond or track our relative benchmark over the short-term. Our goal, as it has always been, is to generate positive long-term returns that beat our benchmark over a 5 & 10 year period of time.

Both of the Symons Institutional Funds performed as expected versus their respective benchmarks for the fiscal year ended November 30, 2012. We have had elevated cash levels in both of our Funds, which provided some drag on the portfolios in this frothy market. In our view, cash holdings in the Funds are a by-product of an overvalued market where we feel equities are fully priced, and we are not willing to take on additional risk just to be in the market and/or fully invested.

Buying stocks for the long-term requires fortitude, particularly in down markets. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. It is common for us to purchase a stock that subsequently declines in price for a time. We have seen many of our holdings rebound to above our purchase price, but initially the original purchase can appear to be less than brilliant. The result is that we often have to demonstrate patience if the market for a stock doesn’t immediately go our way.

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In the Symons Value Institutional Fund, the long-term plan (as always) is first to be cautious and second to make money. This means that we have a long-term view of what opportunities are consistent with the strategy’s cautious capital appreciation focus. Even if the current market swoons, we likely will continue to hold cash until it becomes rather clear that the economy is headed for a recovery and sustainable for the long-term.

The Symons Small Cap Institutional Fund will continue to seek to purchase stocks that have both value and capital appreciation characteristics but more heavily weighted towards value. Similarly to the Value Institutional Fund, we likely will continue to hold cash until it becomes rather clear that the economy is headed for a recovery and sustainable for the long-term.

FOR THE FUTURE

Always keep in mind that the pain of a decline outmatches the pleasure of an advance. Most individuals have seen the charts that show what could happen if you missed the best 10 up-days in the stock market over the past 10 years. What you are never shown is how you would have done if you had missed the worst 10 down-days. This is because declines typically happen faster and harder than advances. And geometric linking of returns adds to the problem. A 25% decline requires a 33% advance to break even; a 50% decline requires a 100% advance to break even. Declines hurt more than advances of equal magnitude.

Understand that (assuming you actually have the fortitude and assets to invest into a significant down market) it is rather easy to be an investor at the start of a bull market because almost everything is cheap; bargains abound. You can pick up some great companies at great prices and to a real extent just buy them and put them away, knowing that at those prices the stocks are unlikely to hurt you over time. But in the later stages of a cyclical or secular maturing bull market the bargains begin to disappear. It then pays to be more careful and selective. That is part of why there are no great investment options right now. The buy-and-forget period is long gone. We can’t know exactly when the downside may start, but we can prepare for it by being safe, being defensive by holding cash and stocks weighted toward consumer staples and utilities, and then adjusting stock by stock and cash increment by cash increment as the market evolves.

By now you should understand why we view cash as a valid holding. The decision for holding cash is comparing the value of holding something now versus the value of holding that same something in the future. If you think that potential current buys are less attractive than potential future buys, there’s nothing wrong with sitting and waiting for something better to come along. Holding cash can be particularly lucrative because it is such an unpopular activity, as was previously true at the start of the 2008 downturn and at the start of the third quarter 2011 downturn.

In summary, we are defensive because almost everything points to that being a smart long-term decision, and we can’t time short-term market movements. History tells us that our patience is likely to pay off, though we are unequipped to actually know the future. We are highly unlikely to identify the exact bottom, but we can use the range of possible outcomes based on history and the macro environment to stack the odds in our favor over time. While this sort of strategy can appear to be disappointing for long periods of time, that prudence can be a material advantage because many investment managers lack the mental toughness to stick with such a strategy. Precisely that toughness can enhance our potential gains over a full market cycle.

In conclusion, our main point to clients at the start of 2013 is to be patient through the times of uncertainty. Opinions that vary from popular wisdom are what create excess returns over time. That approach is almost certain to be the odd-man out at times, particularly towards the end of a long rally when investors project that recent gains will continue into the future. With a robust investment process and patience, we believe it is actually possible to implement the old admonition to “buy low and sell

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high” by holding both cash and defensive stocks that are likely to survive relatively well in a downturn. At this point we continue to favor the “stay wealthy” pocket over the “get wealthy” pocket.

Sincerely,

Colin E. Symons, CFA	Michael P. Czajka
Chief Investment Officer	Chief Executive Officer & President

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Investment Results – (Unaudited)

Total Returns*

(for the periods ended November 30, 2012)

		Average Annual Returns
	1 Year	5 Year	Since Inception (December 22, 2006)
Symons Value Institutional Fund	8.98%	4.64%	4.61%
Russell 3000 Value Index**	17.26%	0.19%	0.20%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 29, 2012, were 1.48% of average daily net assets (including Acquired Fund Fees and Expenses of 0.03%.)

The performance quoted represents past performance, which does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell 3000 Value Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

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The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

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Investment Results – (Unaudited)

Total Returns*

(for the periods ended November 30, 2012)

		Average Annual Returns
	1 Year	3 Year	Since Inception (May 6, 2008)
Symons Small Cap Institutional Fund	4.76%	7.39%	0.74%
Russell 2000 Index**	13.09%	13.85%	4.28%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 29, 2012, were 2.09% of average daily net assets (1.58% after fee waivers/expense reimbursements by the Adviser), which includes Acquired Fund Fees and Expenses of 0.02%. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses do not exceed 1.56% of the Fund’s average daily net assets through March 31, 2016.

The performance quoted represents past performance, which does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell 2000 Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

8

The chart above assumes an initial investment of $10,000 made on May 6, 2008 (commencement of Fund operations) and held through November 30, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

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FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

[1]	As a percent of net assets.

The investment objective of the Symons Small Cap Institutional Fund is long-term capital appreciation.

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Availability of Portfolio Schedule – (Unaudited)

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one or both of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2012 to November 30, 2012.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not any of the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period* June 1, 2012 – November 30, 2012
Actual	$1,000.00	$1,048.00	$7.61
Hypothetical **	$1,000.00	$1,017.57	$7.49

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

Symons Small Cap Institutional Fund	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period* June 1, 2012 – November 30, 2012
Actual	$1,000.00	$1,076.30	$8.10
Hypothetical **	$1,000.00	$1,017.20	$7.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

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Symons Institutional Funds

Symons Value Institutional Fund

Schedule of Investments

November 30, 2012

Common Stocks - 79.96%	Shares	Fair Value
Beverages - 3.30%
PepsiCo, Inc.	42,900	$3,012,009

Biological Products, No Diagnostic Substances - 4.76%
Amgen, Inc.	49,000	4,351,200

Cigarettes - 5.23%
Philip Morris International, Inc.	53,200	4,781,616

Computer Communications Equipment - 3.02%
Cisco Systems, Inc.	146,000	2,760,860

Electric Services - 11.34%
Duke Energy Corp.	65,900	4,205,738
Entergy Corp.	26,660	1,693,976
PPL Corp.	91,300	2,679,655
Southern Co./The	40,890	1,780,759

		10,360,128

Electromedical & Electrotherapeutic Apparatus - 2.12%
Medtronic, Inc.	45,900	1,932,849

Fats & Oils - 3.13%
Bunge Ltd.	39,125	2,862,385

Food & Kindred Products - 4.30%
Campbell Soup Co.	106,950	3,930,412

Games, Toys & Children’s Vehicles (No Dolls & Bicycles) - 2.92%
Hasbro, Inc.	69,400	2,669,124

Gold & Silver Ores - 3.02%
Gold Fields, Ltd. (a)	224,700	2,759,316

Grain Mill Products - 2.28%
Kellogg Co.	37,630	2,086,960

Malt Beverages - 3.16%
Molson Coors Brewing Co.	69,700	2,889,762

Pharmaceutical Preparations - 5.31%
GlaxoSmithKline PLC (a)	44,800	1,926,848
Novartis AG (a)	47,200	2,928,760

		4,855,608

Retail - Drug Stores & Proprietary Stores - 5.06%
CVS Caremark Corp.	99,510	4,628,210

Retail - Variety Stores - 2.30%
Target Corp.	33,267	2,100,146

Search, Detection, Navigation, Guidance, Aeronautical System - 3.46%
Northrop Grumman Corp.	47,400	3,161,580

Services - Prepackaged Software - 3.90%
Microsoft Corp.	134,000	3,567,080

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 5.07%
Procter & Gamble Co./The	66,300	4,629,729

Sugar & Confectionery Products - 2.81%
Hershey Co./The	35,000	2,564,450

See accompanying notes which are an integral part of the financial statements.

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Symons Institutional Funds

Symons Value Institutional Fund

Schedule of Investments - continued

November 30, 2012

Common Stocks - 79.96% - continued	Shares	Fair Value
Telecommunications - 3.47%
AT&T, Inc.	92,850	$3,168,971

TOTAL COMMON STOCKS (Cost $63,335,223)		73,072,395

Real Estate Investment Trusts - 2.63%
Annaly Capital Management, Inc.	163,400	2,405,248

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,633,928)		2,405,248

Money Market Securities - 17.69%
Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.01% (b)	16,170,925	16,170,925

TOTAL MONEY MARKET SECURITIES (Cost $16,170,925)		16,170,925

TOTAL INVESTMENTS (Cost $82,140,076) - 100.28%		$91,648,568

Liabilities in excess of other assets - (0.28)%		(257,496)

TOTAL NET ASSETS - 100.00%		$91,391,072

(a)	American Depositary Receipt.
(b)	Variable rate security; the money market rate shown represents the rate at November 30, 2012.

See accompanying notes which are an integral part of the financial statements.

8

Symons Institutional Funds

Symons Small Cap Institutional Fund

Schedule of Investments

November 30, 2012

Common Stocks - 89.22%	Shares	Fair Value
Agriculture Production - Livestock & Animal Specialties - 2.36%
Cal - Maine Foods, Inc.	3,980	$182,961

Canned, Frozen, & Preserved Fruit, Vegetables, & Food Specialties - 1.49%
TreeHouse Foods, Inc. (a)	2,200	115,368

Communication Services - 3.58%
NeuStar, Inc. - Class A (a)	6,880	276,576

Electric & Other Services Combined - 2.65%
Avista Corp.	8,640	204,854

Electric Services - 7.27%
Atlantic Power Corp.	14,750	174,050
El Paso Electric Co.	7,870	250,659
Portland General Electric Co.	5,100	137,853

		562,562

Finance Services - 1.42%
Green Dot Corp. - Class A (a)	8,850	110,006

Fire, Marine & Casualty Insurance - 3.93%
Endurance Specialty Holdings Ltd.	3,350	134,670
Tower Group, Inc.	10,000	169,000

		303,670

Food & Kindred Spirits - 0.48%
Flowers Foods, Inc.	1,575	37,075

Footwear (No Rubber) - 3.20%
Brown Shoe Company, Inc.	13,000	247,650

Games, Toys & Children’s Vehicles (No Dolls & Bicycles) - 1.04%
JAKKS Pacific, Inc.	6,450	80,496

Gold & Silver Ores - 2.23%
Golden Star Resources, Ltd. (a)	94,990	172,882

Guided Missiles & Space Vehicle Parts - 1.16%
Alliant Techsystems, Inc.	1,490	89,400

Greeting Cards - 1.95%
American Greetings Corp. - Class A	8,750	150,850

Miscellaneous Food Preparations & Kindred Products - 2.73%
Medifast, Inc. (a)	6,650	210,938

Natural Gas Distribution - 2.68%
Northwest Natural Gas Co.	4,730	207,458

Natural Gas Transmission -2.65%
New Jersey Resources Corp.	5,050	204,929

Office Furniture - 1.14%
Herman Miller, Inc.	4,160	87,859

Optical Instruments & Lenses -1.42%
II-VI, Inc. (a)	6,400	109,504

Ordnance & Accessories, (No Vehicles/Guided Missiles) - 2.31%
Sturm Ruger & Co., Inc.	3,050	178,699

See accompanying notes which are an integral part of the financial statements.

9

Symons Institutional Funds

Symons Small Cap Institutional Fund

Schedule of Investments - continued

November 30, 2012

Common Stocks - 89.22% - continued	Shares	Fair Value
Paperboard Mills - 1.08%
Clearwater Paper Corp. (a)	2,100	$83,475

Patent Owners & Lessors - 1.85%
InterDigital, Inc.	3,350	142,978

Poultry Processing - 2.85%
Sanderson Farms, Inc.	4,600	220,662

Radio & TV Broadcasting & Communications Equipment - 2.24%
Orbital Sciences Corp. (a)	13,250	173,442

Retail - Apparel & Accesory Stores - 1.57%
Aeropostale, Inc. (a)	8,800	121,528

Services - Advertising Agencies -1.29%
ValueClick, Inc (a)	5,310	100,200

Services - Business Services - 2.66%
Cardtronics, Inc. (a)	3,220	73,867
Websense, Inc. (a)	9,450	131,922

		205,789

Services - Computer Integrated Systems Design - 3.08%
Allscripts Healthcare Solutions, Inc. (a)	11,100	123,432
CACI International, Inc. - Class A (a)	2,250	115,087

		238,519

Services - Home Health Care Services - 1.72%
Chemed Corp.	1,950	132,756

Services - Motion Picture & Video Tape Production - 2.59%
DreamWorks Animation SKG, Inc. (a)	11,700	200,421

Services - Personal Services - 2.37%
Coinstar, Inc. (a)	3,900	183,456

Services - Prepackaged Software - 1.78%
Take-Two Interactive Software, Inc. (a)	11,150	137,926

Sporting Goods - 1.49%
Callaway Golf Co.	17,100	115,254

Telegraph & Other Message Communications - 1.76%
j2 Global, Inc.	4,500	136,080

Telephone Communications (No Radio Telephone) - 1.42%
Lumos Networks Corp.	5,125	50,174
NTELOS Holdings Corp.	4,600	59,340

		109,514

Water Supply - 6.49%
American States Water Co.	6,200	282,100
California Water Service Group	12,200	219,600

		501,700

Wholesale - Beer, Wine & Distilled Alcoholic Beverages - 0.36%
Central European Distribution Corp. (a)	16,600	28,054

Wholesale - Farm Product Materials - 1.47%
Anderson, Inc./ The	2,700	113,886

See accompanying notes which are an integral part of the financial statements.

10

Symons Institutional Funds

Symons Small Cap Institutional Fund

Schedule of Investments - continued

November 30, 2012

Common Stocks - 89.22% - continued	Shares	Fair Value
Wholesale - Groceries & General Line - 1.54%
United Natural Foods, Inc. (a)	2,300	$119,071

Wholesale - Paper & Paper Products - 1.43%
United Stationers, Inc.	3,600	110,484

Women’s, Misses’, & Junior’s Outerwear - 2.49%
Jones Group, Inc./The	16,350	192,276

TOTAL COMMON STOCKS (Cost $7,157,078)		6,901,208

Real Estate Investment Trusts - 3.88%
Colony Financial, Inc.	4,780	95,696
Washington Real Estate Investment Trust	7,900	204,768

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $299,643)		300,464

Money Market Securities - 7.23%
Fidelity Institutional Money Market Portfolio - Institutional Shares, 0.01% (b)	559,171	559,171

TOTAL MONEY MARKET SECURITIES (Cost $559,171)		559,171

TOTAL INVESTMENTS (Cost $8,015,892) - 100.33%		$7,760,843

Liabilities in excess of other assets - (0.33)%		(25,737)

TOTAL NET ASSETS - 100.00%		$7,735,106

(a)	Non-income producing.
(b)	Variable rate security; the money market rate shown represents the rate at November 30, 2012.

See accompanying notes which are an integral part of the financial statements.

11

Symons Institutional Funds

Statements of Assets and Liabilities

November 30, 2012

	Symons Value Institutional Fund	Symons Small Cap Institutional Fund
Assets
Investment in securities:
At cost	$82,140,076	$8,015,892

At fair value	$91,648,568	$7,760,843
Receivable for Fund shares sold (c)	1,506,130	112,632
Dividends receivable	289,585	10,339
Prepaid expenses	22,973	7,586
Interest receivable	141	9

Total assets	93,467,397	7,891,409

Liabilities
Payable to shareholers for capital gain distributions (c)	1,801,152	112,501
Payable for Fund shares redeemed	152,753	19,996
Payable to Adviser (a)	85,786	1,372
Payable to administrator, transfer agent, and fund accountant (a)	14,540	3,065
Payable to custodian (a)	1,815	623
Payable to trustees and officers	949	948
Other accrued expenses	19,330	17,798

Total liabilities	2,076,325	156,303

Net Assets	$91,391,072	$7,735,106

Net Assets consist of:
Paid in capital	$81,900,324	$7,974,362
Accumulated undistributed net realized gain (loss) from investment transactions and foreign currency translation	(17,744)	15,793
Net unrealized appreciation (depreciation) on investment transactions and foreign currency translation	9,508,492	(255,049)

Net Assets	$91,391,072	$7,735,106

Shares outstanding (unlimited number of shares authorized)	8,355,661	868,529

Net Asset Value and offering price per share	$10.94	$8.91

Redemption price per share (Net Asset Value * 98%) (b)	$10.72	$8.73

(a)	See Note 4 in the Notes to the Financial Statements.
(b)	The Funds charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the net asset value if held longer than 60 calendar days.
(c)	Amount includes reinvestments of distributions amounting to $1,490,026 & $110,551, respectively.

See accompanying notes which are an integral part of the financial statements.

12

Symons Institutional Funds

Statements of Operations

For The Year Ended November 30, 2012

	Symons Value Institutional Fund	Symons Small Cap Institutional Fund
Investment Income
Dividend income (net of foreign withholding tax of $16,282 and $3,786 respectively)	$2,563,461	$148,816
Interest income	1,805	244

Total Income	2,565,266	149,060

Expenses
Investment Adviser fee (a)	878,063	138,169
Administration expenses (a)	67,474	9,447
Transfer agent expenses (a)	49,555	24,346
Fund accounting expenses (a)	40,296	4,975
Registration expenses	21,197	25,691
Custodian expenses (a)	15,623	5,196
Audit expenses	13,500	13,500
Legal expenses	14,019	13,686
Trustee expenses	9,965	10,015
CCO expenses	9,487	9,480
Report printing expenses	8,505	3,354
Insurance expenses	3,297	3,287
Pricing expenses	1,749	3,149
Miscellaneous expenses	1,423	283

Total Expenses	1,134,153	264,578
Fees and expenses recouped by Adviser (a)	147,285	—
Fees waived and expenses reimbursed by Adviser (a)	—	(68,965)

Net operating expenses	1,281,438	195,613

Net investment income (Loss)	1,283,828	(46,553)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities	1,817,681	340,559
Foreign currency translation	(1,037)	111
Change in unrealized appreciation (depreciation) on:
Investment Securities	4,222,016	291,207
Foreign currency translation	—	(12)

Net realized and unrealized gain (loss) on investment securities and foreign currency translation	6,038,660	631,865

Net increase (decrease) in net assets resulting from operations	$7,322,488	$585,312

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements

13

Symons Institutional Funds

Statements of Changes In Net Assets

	Symons Value Institutional Fund
	Year ended November 30, 2012	Year ended November 30, 2011

Operations
Net investment income (loss)	$1,283,828	$600,913
Net realized gain (loss) on investment securities and foreign currency translation	1,816,644	2,069,923
Change in unrealized appreciation (depreciation) on investment securities	4,222,016	1,851,217

Net increase (decrease) in net assets resulting from operations	7,322,488	4,522,053

Distributions
From net investment income	(1,284,093)	(601,949)
From net realized gain	(1,801,152)	(1,961,724)
From return of capital	(103,052)	(424,979)

Total distributions	(3,188,297)	(2,988,652)

Capital Share Transactions
Proceeds from shares sold	26,886,114	36,723,822
Reinvestment of distributions	2,638,492	2,501,449
Amount paid for shares redeemed	(14,096,396)	(15,454,722)
Proceeds from redemption fees (a)	5,927	4,733

Net increase (decrease) in net assets resulting from share transactions	15,434,137	23,775,282

Total Increase (Decrease) in Net Assets	19,568,328	25,308,683

Net Assets
Beginning of year	71,822,744	46,514,061

End of year	$91,391,072	$71,822,744

Accumulated undistributed net investment income (loss) included in net assets at end of year	$—	$—

Capital Share Transactions
Shares sold	2,495,289	3,442,834
Shares issued in reinvestment of distributions	240,975	251,149
Shares redeemed	(1,286,785)	(1,468,401)

Net increase (decrease) from capital share transactions	1,449,479	2,225,582

(a)	The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

See accompanying notes which are an integral part of the financial statements

14

Symons Institutional Funds

Statements of Changes In Net Assets

	Symons Small Cap Institutional Fund
	Year ended November 30, 2012	Year ended November 30, 2011

Operations
Net investment income (loss)	$(46,553)	$(21,582)
Net realized gain (loss) on investment securities and foreign currency translation	340,670	1,225,377
Change in unrealized appreciation (depreciation) on investment securities and foreign currency	291,195	(1,717,342)

Net increase (decrease) in net assets resulting from operations	585,312	(513,547)

Distributions
From net realized gain	(112,501)	(1,371,573)
From return of capital	—	(32,052)

Total distributions	(112,501)	(1,403,625)

Capital Share Transactions
Proceeds from shares sold	2,054,686	6,150,333
Reinvestment of distributions	110,551	1,391,429
Amount paid for shares redeemed	(9,322,886)	(4,088,928)
Proceeds from redemption fees (a)	1,416	643

Net increase (decrease) in net assets resulting from share transactions	(7,156,233)	3,453,477

Total Increase (Decrease) in Net Assets	(6,683,422)	1,536,305

Net Assets
Beginning of year	14,418,528	12,882,223

End of year	$7,735,106	$14,418,528

Accumulated undistributed net investment income (loss) included in net assets at end of year	$—	$(133)

Capital Share Transactions
Shares sold	234,217	595,498
Shares issued in reinvestment of distributions	12,408	172,634
Shares redeemed	(1,048,760)	(407,509)

Net increase (decrease) from capital share transactions	(802,135)	360,623

(a)	The Fund charges a redemption fee of 2% on shares redeemed within 60 calendar days of purchase.

See accompanying notes which are an integral part of the financial statements

15

Symons Institutional Funds

Financial Highlights

(For a share outstanding throughout each period)

	Symons Value Institutional Fund
	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2009	Year ended November 30, 2008

Selected Per Share Data:
Net asset value, beginning of year	$10.40	$9.94	$9.79	$7.94	$10.41

Income from investment operations:
Net investment income (loss)	0.16	0.11 (a)	0.09 (a)	0.09 (a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	0.77	0.80	0.56	1.95	(2.37)

Total income (loss) from investment operations	0.93	0.91	0.65	2.04	(2.23)

Less distributions:
From net investment income	(0.16)	(0.09)	(0.13)	(0.08)	(0.06)
From net realized gain	(0.22)	(0.30)	(0.37)	(0.11)	(0.20)
From return of capital	(0.01)	(0.06)	—	—	—

Total distributions	(0.39)	(0.45)	(0.50)	(0.19)	(0.26)

Paid in capital from redemption fees	— (b)	— (b)	— (b)	— (b)	0.02

Net asset value, end of year	$10.94	$10.40	$9.94	$9.79	$7.94

Total Return (c)	8.98%	9.33%	6.66%	26.14%	(21.76)%
Ratios and Supplemental Data:
Net assets, end of period (000)	$91,391	$71,823	$46,514	$34,058	$6,565
Ratio of expenses to average net assets	1.46%	1.45%	1.46%	1.46%	1.47	%(d)
Ratio of expenses to average net assets before waiver or recoupment by Adviser	1.29%	1.43%	1.65%	1.91%	4.34%
Ratio of net investment income (loss) to average net assets	1.46%	1.00%	0.86%	1.00%	1.49%
Ratio of net investment income (loss) to average net assets before waiver or recoupment by Adviser	1.63%	1.02%	0.67%	0.55%	(1.38)%
Portfolio turnover rate	28.28%	80.41%	57.49%	38.24%	70.54%

(a)	Calculated using average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at 1.46%. Prior to that date, the expense cap was 1.49%.

See accompanying notes which are an integral part of the financial statements

16

Symons Institutional Funds

Financial Highlights

(For a share outstanding throughout each period)

	Symons Small Cap Institutional Fund
	Year ended November 30, 2012		Year ended November 30, 2011		Year ended November 30, 2010		Year ended November 30, 2009		Period ended November 30, 2008 (a)
Selected Per Share Data:
Net asset value, beginning of period	$8.63		$9.83		$8.27		$5.60		$10.00

Income from investment operations:
Net investment income (loss)	(0.03	)(b)	(0.01	)(b)	(0.01	)(b)	(0.03	)(b)	0.01
Net realized and unrealized gain (loss) on investments	0.44		(0.27)		1.74		2.76		(4.41)

Total income (loss) from investment operations	0.41		(0.28)		1.73		2.73		(4.40)

Less distributions:
From net investment income	—		—		—		—	(c)	—
From net realized gain	(0.13)		(0.90)		(0.17)		(0.05)		—
From return of capital	—		(0.02)		—		(0.01)		—

Total distributions	(0.13)		(0.92)		(0.17)		(0.06)		—

Paid in capital from redemption fees (d)	—		—		—		—		—

Net asset value, end of period	$8.91		$8.63		$9.83		$8.27		$5.60

Total Return (e)	4.76%		(2.25)%		20.93%		49.15%		(44.00	)%(f)
Ratios and Supplemental Data:
Net assets, end of period (000)	$7,735		$14,419		$12,882		$2,587		$519
Ratio of expenses to average net assets	1.56%		1.56%		1.56%		1.56%		1.56	%(g)
Ratio of expenses to average net assets before reimbursement by Adviser	2.10%		2.07%		3.33%		16.87%		37.41	%(g)
Ratio of net investment income (loss) to average net assets	(0.37)%		(0.14)%		(0.25)%		(0.37)%		0.19	%(g)
Ratio of net investment income (loss) to average net assets before reimbursement by Adviser	(0.91)%		(0.65)%		(2.02)%		(15.68)%		(35.66	)%(g)
Portfolio turnover rate	55.87%		119.63%		46.35%		54.75%		13.10	% (f)

(a)	For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.
(b)	Calculated using average shares method.
(c)	Distributions amounted to less than $0.005 per share.
(d)	Redemption fees resulted in less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	Annualized.

See accompanying notes which are an integral part of the financial statements.

17

Symons Institutional Funds

Notes to the Financial Statements

November 30, 2012

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Value Fund”) and Symons Small Cap Institutional Fund (the “Small Cap Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”). The Value Fund was organized on November 13, 2006 and commenced operations on December 22, 2006. The Value Fund was formerly known as the Symons Alpha Value Institutional Fund. The name change was effective March 30, 2009. The Small Cap Fund was organized on February 10, 2008 and commenced operations on May 6, 2008. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The investment objective of each Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the fair values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended November 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2008.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board of the Trust or the “Board”).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

18

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES—continued

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

The following reclassifications were made for the year ended November 30, 2012 for the Funds:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Capital Gain/Loss
Value Fund	$(103,051)	$103,317	$(266)
Small Cap Fund	(1,706)	46,686	(44,980)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are

19

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS—continued

generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or closing prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds a Fund invests in may default or otherwise cease to have market quotations readily available.

20

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS—continued

The following is a summary of the inputs used to value the Value Fund’s investments as of November 30, 2012:

	Valuation Inputs
Assets	Level 1 -Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$73,072,395	$—	$—	$73,072,395
Real Estate Investment Trusts	2,405,248	—	—	2,405,248
Money Market Securities	16,170,925	—	—	16,170,925
Total	$91,648,568	$—	$—	$91,648,568

*	Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Small Cap Fund’s investments as of November 30, 2012:

	Valuation Inputs
Assets	Level 1 -Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$6,901,208	$—	$—	$6,901,208
Real Estate Investment Trusts	300,464	—	—	300,464
Money Market Securities	559,171	—	—	559,171
Total	$7,760,843	$—	$—	$7,760,843

*	Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended November 30, 2012, the Funds had no transfers between any Levels. The Funds did not hold any derivative instruments during the reporting period. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Funds, under the terms of the management agreements (the “Agreements”), manages each Fund’s investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Value Fund and at an annual rate of 1.10% of the average daily net assets of the Small Cap Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.46% of the Fund’s average daily net assets with respect to the Value Fund and 1.56% of the Fund’s average daily net assets with respect to the Small Cap Fund, through March 31, 2016. Each waiver or reimbursement by the Adviser is subject to repayment by the Funds within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitations in place at the time of the waiver. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. Please see the chart below for information regarding the management fees, fee waivers, and expenses reimbursed by each Fund for the fiscal year ended November 30, 2012.

21

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES—continued

	Value Fund	Small Cap Fund
Management fee (as a percent of average net assets)	1.00%	1.10%
Expense limitation (as a percent of average net assets)	1.46%	1.56%
Management fees earned	$878,063	$138,169
Fees and expenses recouped	$147,285	$—
Fees waived and expenses reimbursed	$—	$68,965

The amounts subject to repayment by each Fund, pursuant to the aforementioned conditions, at November 30, 2012, are as follows:

Fund	Amount	To be repaid by November 30,
Value Fund	22,700	2013
Small Cap Fund	114,208	2013
	77,937	2014
	68,965	2015

At November 30, 2012, the Value Fund and Small Cap Fund owed the Adviser $85,786 and $1,372, respectively, in accrued management fees.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel.

The Trust also retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. Expenses incurred by the Funds are allocated to the individual Funds based on each Fund’s relative net assets. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds, and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2012, fees for administrative, transfer agent, fund accounting services, and Custodian expenses and the amounts due to HASI and the Custodian at November 30, 2012, were as follows:

	Value Fund	Small Cap Fund
Administration expenses	$67,474	$9,447
Transfer agent expenses	$49,555	$24,346
Fund accounting expenses	$40,296	$4,975
Custodian expenses	$15,623	$5,196
Payable to HASI	$14,540	$3,065
Payable to Custodian	$1,815	$623

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Value Fund or the Small Cap Fund for the fiscal year ended November 30, 2012. The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

22

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2012

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2012, purchases and sales of investment securities, other than short-term investments, were as follows:

	Value Fund	Small Cap Fund
Purchases
U.S. Government Obligations	$—	$—
Other	30,345,441	5,730,812
Sales
U.S. Government Obligations	$—	$—
Other	19,924,669	11,487,232

At November 30, 2012, the appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Small Cap Fund
Gross Appreciation	$10,483,077	$651,467
Gross (Depreciation)	(992,329)	(933,774)

Net Appreciation (Depreciation) on Investments	$9,490,748	$(282,307)

Tax Cost	$82,157,820	$8,043,150

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2012, Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 27.89% and 75.22% of the Value Fund and the Small Cap Fund, respectively. As a result, Schwab may be deemed to control the Value Fund and the Small Cap Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund: For the fiscal year ended November 30, 2012, the Value Fund paid quarterly income distributions totaling $0.1715 per share to shareholders of which $0.1592 were classified as income and $0.0123 were return of capital.

On November 30, 2012, the Value Fund declared a long-term capital gain distribution of $0.2188 per share, to shareholders of record on November 29, 2012.

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary Income*	1,284,093	601,949
Long-term Capital Gain	1,801,152	1,961,724
Return of Capital	103,052	424,979

	$3,188,297	$2,988,652

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

23

Symons Institutional Funds

Notes to the Financial Statements - continued

November 30, 2012

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS—continued

Small Cap Fund: On November 30, 2012, the Small Cap Fund declared a short-term capital gain distribution of $0.1311 per share to shareholders of record on November 29, 2012.

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary Income*	$112,501	$557,728
Long-term Capital Gain	—	813,845
Return of Capital	—	32,052

	$112,501	$1,403,625

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Small Cap Fund
Undistributed Ordinary Income	$—	$43,051
Unrealized appreciation/depreciation	9,490,748	(282,307)

	$9,490,748	$(239,256)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales of $17,744 for the Value Fund and $27,258 for the Small Cap Fund.

24

Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877	216.649.1700 216.579.0111 fax
www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Symons Institutional Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Symons Institutional Funds (the “Funds”), comprising the Symons Value Institutional Fund and the Symons Small Cap Institutional Fund, each a series of the Unified Series Trust, as of November 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Symons Institutional Funds, as of November 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 25, 2013

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Gary E. Hippenstiel (Age - 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age - 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age - 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 22 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Nancy V. Kelly (Age - 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age - 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Lynn E. Wood (Age - 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

Tara Pierson (Age - 37) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 22 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

Each Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-679-6667 to request a copy of the SAI or to make shareholder inquiries.

Factors Considered by the Trustees in Renewing the Symons Management Agreements

(unaudited)

Symons Small Cap Institutional Fund (the “Small Cap Fund”) and Symons Value Institutional Fund (the “Value Fund,” and, together with the Small Cap Fund, the “Symons Funds”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of each Fund and, as required by law, determines annually whether to approve the continuance of each Fund’s management agreement with the Funds’ investment adviser, Symons Capital Management, Inc. (“SCM”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or SCM (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 30, 2012 via teleconference to consider the renewal of the management agreements between the Trust and SCM on behalf of each Fund. All Trustees were present. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) copies of the each Fund’s management agreement and expense cap side letter; (ii) a letter sent by the Administrator on behalf of the Board to SCM requesting information that the Trustees likely would consider in determining whether to renew each Fund’s management agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and SCM’s responses, including, among other information, a description of SCM’s services to each Fund, any changes in advisory personnel, an analysis of SCM’s profitability from managing each Fund, a soft dollar report, and ideas for future growth for each Fund; (iii) a certification from the Trust’s Chief Compliance Officer that SCM has adopted a compliance program that appears to be reasonably designed to prevent violation of federal securities laws by the Funds; (iv) a commentary prepared by SCM analyzing each Fund’s recent performance; and (v) reports prepared by the Administrator comparing each Fund’s performance, advisory fees and expense ratios to those of its peer group and benchmarks, as applicable. After discussing the materials, the Committee contacted SCM’s Chief Investment Officer, who also serves as each Fund’s portfolio manager, and SCM’s President and Chief Executive Officer, and conducted an interview led by the Chairman of the Audit Committee of the Board.

Shortly after the Committee meeting, SCM provided the Trustees with its audited balance sheets as of December 31, 2010 and 2011, and audited income statements for the one year periods ended December 31, 2010 and 2011. These were provided to and reviewed by all of the Trustees prior to the August 12 and 13, 2012 Board meeting.

At the Trustees’ in-person meeting held on August 12 and 13, 2012, the Trustees, including the Independent Trustees, unanimously approved the continuance of each Fund’s management agreement with SCM for an additional year. The Trustees’ approval of each Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent and Quality of Services – The Trustees reviewed the responses from SCM as to the resources provided to the Funds, and considered the adequacy of such resources in light of the desired growth in each Fund’s assets, and whether the resources are sufficient. The Trustees determined that SCM’s resources appear adequate, and specifically noted that SCM provides experienced portfolio managers to manage the Funds. The Trustees noted that SCM also provides the support of various administrative and professional staff, including a trader, business development personnel, and a compliance officer. The Trustees confirmed that SCM was not proposing any changes to the level of services provided to the Funds.

(ii) Fund Performance – The Trustees considered each Fund’s performance and reviewed other materials provided by SCM and the Administrator with respect to such performance.

Symons Small Cap Institutional Fund – The Trustees noted that the Small Cap Fund’s returns for the one- and three-year periods ended May 31, 2012 trailed those of its benchmark, the Russell 2000 Index, and the average return of its peer group. The Trustees recalled SCM’s explanation to the Committee that much of the Small Cap Fund’s underperformance was attributable to certain defensive investments in commodity stocks, and that the Small Cap Fund had performed better in recent months. The Trustees noted that SCM had further explained that it follows a defensive strategy, and focuses on what it believes are high quality portfolio companies rather than higher risk companies. The Trustees considered that the Small Cap Fund has a two star Morningstar rating.

Symons Value Institutional Fund – The Trustees noted that the Value Fund had outperformed its benchmark, the Russell 3000 Value Index, and the average performance of its peer group over the one-year period ended May 31, 2012. The Trustees considered SCM’s explanation to the Committee that much of this outperformance is the result of SCM’s selection of high quality portfolio companies rather than higher risk companies. The Trustees also considered that, while the Value Fund’s three-year returns trail those of its benchmark and the average return of its peer group, the Value Fund’s longer five-year returns exceed those of its benchmark and peer group. The Trustees noted that the Value Fund currently has a four star Morningstar rating.

(iii) Fee Rates and Profitability – SCM confirmed that it has agreed to continue capping certain operating expenses of the Funds through March 31, 2016.

Symons Small Cap Institutional Fund – The Trustees considered that the Small Cap Fund’s advisory fee, both gross and after fee waivers and reimbursements, was higher than the average gross and net advisory fees of its peer group. The Trustees noted SCM’s explanation to the Committee that its six-step research and investment process for determining portfolio investments is particularly time-intensive.

Symons Value Institutional Fund – The Trustees considered that the Value Fund’s net advisory fee was the second-highest among the funds in its peer group, and that its gross advisory fee was tied for the highest in its peer group. The Trustees noted SCM’s explanation to the Committee that its six-step research and investment process for determining portfolio investments is particularly time-intensive.

The Trustees considered SCM’s report, which disclosed SCM’s fee schedules for institutional separate accounts managed using similar strategies to the Funds’. The Trustees noted that these separate accounts pay lower management fees and have the advantage of fee breakpoints that further reduce management fees as assets under management increase. The Trustees recalled that, when questioned by the Committee, SCM explained that its responsibilities with respect to the Funds are more extensive and time consuming than those with respect to separate accounts, and that the separate accounts did not require the same level of client or compliance reporting. SCM also noted that it pays certain administrative and platform fees to have the Funds included as an option in mutual fund supermarkets.

The Trustees reviewed SCM’s profitability analysis for each Fund for the year ended May 31, 2012, and considered profitability with and without taking into account the payment of marketing expenses by SCM. The Trustees noted that, whether or not marketing expenses are taken into account, the management agreement for each Symons Funds is profitable to SCM, but that the advisory fees paid by each Fund did not result in excessive profits to SCM.

The Trustees noted that SCM does not receive 12b-1 fees from the Funds, and considered SCM’s representation that it had not entered into soft dollar arrangements on behalf of either Fund.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Trustees considered SCM’s representation that it had not yet begun to experience significant economies of scale as the result of managing either Fund, and that it did not expect either Symons Fund to grow to a level in the near term where it would experience significant economies of scale.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fee paid by each Fund is reasonable, based on the nature and quality of advisory services provided by SCM to each Fund, and unanimously voted to approve the continuation of the management agreements between the Trust and SCM on behalf of each Fund.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly, Interested

OFFICERS

John C. Swhear, Interim President

Robert W. Silva, Principal Financial Officer and Treasurer

Tara Pierson, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Auer Growth Fund

Annual Report

November 30, 2012

Fund Advisor:

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

November 30th, 2012

Dear Shareholder of the Auer Growth Fund,

The Fund’s performance has been disappointing by any measure. In our fiscal year which ended November 30, 2012 the Fund was down 4.39% during a period which saw the S&P 500 move up 16.13% and the Russell 2000 Value Index move up 15.05%. This marks 3 years in a row that have seen the Fund perform below the broader indexes. On share price for the fiscal year the Fund moved from a price of $5.92 to $5.66. Shareholders, not content to stick with us, took the assets in the Fund from about $136 million to about $62 million. Given the 4% decline in assets from investment performance, this represents over half the shareholders giving up on the strategy. In no way do we blame them, and we are thankful that they chose to invest with us for the time they did. There is a saying on Wall Street that money follows the “hot dot”. It flees from whatever is out of favor. Our strategy is not immune to this proven precept.

It is important that we stress what the strategy of the Fund is, and will always be. It is based on a track record that the Auer family developed over 20 years before the Fund even launched. It is highly disciplined, and does not market time, or try to move capital around to whatever might be the “hot dot” or asset class in favor. It stays almost 95% invested in stocks that trade in the United States (there can be foreign holdings if they are listed here too). Three main criteria that the stocks have to come into the portfolio are a 25% increase in quarterly earnings per share versus last year’s quarter, a 20% increase in revenues for the quarter as well, year over year, and a valuation that would put the stock below a 12 times earnings, although this can be calculated also using a forward estimate. Once in the portfolio, the stocks are monitored daily for any new news, but the main news would be the next quarterly report. If the stocks fail to continue growing at a 25% earnings and 20% sales rate, they are sold, unless the outlook for the next quarter would show them to re-qualify. If the stock doubles in price, it would also be sold, and the Fund did have 6 positions which were harvested as doubles in the fiscal year.

The 6 doubles the Fund realized were:

(VOXX) Voxx Int’l, 40,000 shares sold in February at 14.34, bought at 7.17, held about 3.5 months.

(ANIK) Anika Therapeutics 45,000 shares sold in April at 16.74, bought at 8.32, held about 5.5 months.

(GV) Goldfield Corp 200,000 shares sold in June at 2.06, bought at 1.02, held 2.5 months.

(LAD) Lithia Motors 24,000 shares sold in September at 33.74, bought at 16.87, held 13.5 months.

(HCII) Homeowners Choice 40,000 shares sold in October at 23.80, bought at 11.90, held 12.5 months.

(PPP) Primero Mining 82,000 shares sold in October at 7.28 bought at 3.50, held 2 months.

Why do we feel the Fund lagged the market? I think there are 3 main reasons.

First, at the beginning of the year the Fund was over 40% weighted in stocks in the basic materials sector. As news from Europe began to worry investors, many of these basic material stocks began to decline. A representative stock in the portfolio was (CLF) Cliff’s Resources. This company does over $5 billion per year in sales, and mines iron ore to make steel. We had to sell the stock the first quarter it didn’t continue to meet our criteria but the stock had already dropped $40 from its highs. By the time the fiscal year ended, the Fund had moved to less than a 5% weighting in basic materials. Basic material stocks can also include coal companies, of which the Fund also had several. As the weighting in basic materials stocks was slashed, the Fund did start performing more in line with the market in the last half of the year. The Fund bottomed at $5.26 a share on June 4th, and then started recovering from that point.

Second, by the very nature of looking for stocks with outsized year over year growth, we are predominately in non-dividend paying issues. Investors in general have really focused their stock buying on stocks with dividends. This is because interest rates in bonds and CD’s are so low, investors have bid up dividend stocks. In fact, there have been many articles written that dividend stocks might be in a frothy bubble. I have no idea if that’s true, but you can Google it and read more about it if you are heavy in dividend stocks as well. Because our stocks don’t fit that mold, they didn’t get the demand from new shareholders and that is needed to help stocks rise in price. The Fund does have some dividend payers, but the majority of stocks don’t pay any dividends.

Third, the Fund is usually over half in small cap stocks. According to Morningstar’s latest data of October 31, 2012, the Fund was over [two-thirds] invested in what is categorized as small cap, and 45% of the stock holdings were in what are known as Microcap. Microcap is generally regarded as below $200-300 million in market value. Because these stocks are much smaller than say Apple Computer, which on November 30th 2012 had a value of over $540 billion, many Funds and institutions simply are too big to dig down into these smaller names. With the trend of the individual investor getting squeezed for income, some of the very stocks we are in felt even more selling pressure, even as the fundamentals continued to be outstanding. In general, we believe it takes the small retail investor to be allocating to this space to move these stocks. Towards the end of the year, we saw many of our companies who were frustrated with their low stock prices institute or step up share buybacks. One example of that was US Silica (SLCA) who announced a share buyback, the first in their history.

So this brings me to the outlook. Investors are still looking at anything to increase yield. Europe’s problems are still lurking, and the United States is facing a fiscal cliff with stalemate in Washington and the worst class warfare in society we’ve seen. I’ve shared with you in the beginning of the letter a Wall Street saying. Here is another. “Investors have short memories”. When the time comes that bigger, blue chip stocks and stocks that pay dividends fall out of favor, I am hopeful the pendulum will swing back to favor the kinds of stocks we seek. Our valuation metrics of our over 115 stock portfolio are compelling. Our average price to earnings ratio is less than 8.5x, while the S&P 500 trades at 13.5x. The price to earnings ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. According to October 31st Morningstar data our historical earnings growth is tracking at 32.99% while the S&P 500 registered 9.02%. Our average stock trades at a price to sales ratio of only 61% of sales, while the S&P is at 130% of sales. The price to sales ratio is a ratio for valuing a stock relative to its own past performance it is calculated by dividing a stock’s current price by its revenue per share for the trailing 12 months. Lastly our price to book value is at 133% of book, while the S&P 500 is at 203%

of book value. Price to book ratio is used to compare a stocks market value to its book value. These are deep discounted valuations, but that doesn’t mean they can’t get cheaper on us either. Our average market cap is 1.01 billion versus the S&P at 55.7 billion.

So the saying, of Investors having short memories, is just simply the observation that it is doubtful that they will forever abandon smaller stocks. Even those who were not treated kindly their last visit to them, can come back to revisit them as great investments. When that starts to happen, I feel our chances of doing better improve. We are fully committed to the strategy. The Auer family remains the largest single shareholder of the Fund, holding over 3 million shares of the Fund. Thank you for being a shareholder, and please feel free to contact us at: info@sbauerfunds.com if there are any questions we can answer.

Robert Auer

Senior Portfolio Manager, Auer Growth Fund

November 30, 2012, Indianapolis, Indiana

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(For the year ended November 30, 2012)

		Average Annual
			Since Inception (December 28, 2007)
	1 Year	3 Year
Auer Growth Fund	-4.39%	-2.03%	-10.89%
S&P 500® Index**	16.13%	11.25%	1.12%
Russell 2000 Value Index**	15.05%	12.76%	1.89%

Total annual operating expenses, as disclosed in the Fund’s prospectus, were 1.72% of average daily net assets. The Advisor contractually has agreed to cap certain operating expenses [excluding brokerage fees and commissions; borrowing costs (such as fees and expenses of acquired funds); and extraordinary litigation expenses] of the Fund at 1.95% through March 31, 2013.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The S&P 500® Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Value Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2012. The S&P 500® Index and Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Auer Growth Fund is long-term capital appreciation.

The Auer Growth Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that the Advisor believes present the most favorable potential for capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2012 and held through November 30, 2012.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period* June 1, 2012 – November 30, 2012

Actual	$ 1,000.00	$ 1,031.00	$ 9.61
Hypothetical **	$ 1,000.00	$ 1,015.53	$ 9.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.89%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2012

Shares	COMMON STOCKS – 97.89%	Fair Value
	Consumer Discretionary – 6.91%
72,000	Blyth, Inc.	$1,160,640
11,000	Group 1 Automotive, Inc.	668,360
20,000	Honda Motor Co., Ltd. (a)	666,000
80,400	Joe’s Jeans, Inc. (b)	71,556
19,000	LeapFrog Enterprises, Inc. (b)	173,090
10,000	Lithia Motors, Inc. – Class A	357,800
60,000	Premier Exhibitions, Inc. (b)	163,800
11,000	Sturm Ruger & Co., Inc.	644,490
50,000	Zagg, Inc. (b)	361,500

		4,267,236

	Consumer Staples – 5.93%
15,000	Andersons, Inc. / The	632,700
22,000	Coffee Holding Co., Inc.	152,680
60,000	Sanderson Farms, Inc.	2,878,200

		3,663,580

	Energy – 15.96%
14,000	Atwood Oceanics, Inc. (b)	644,000
150,000	C&J Energy Services, Inc. (b)	2,995,500
8,500	CVR Energy, Inc. (b)	388,790
22,000	Ensco PLC – Class A	1,281,060
18,000	EPL Oil & Gas, Inc. (b)	377,820
30,000	FieldPoint Petroleum Corp. (b)	119,400
160,000	Renewable Energy Group, Inc. (b)	947,200
10,000	REX American Resources Corp. (b)	188,400
78,000	Rowan Cos. plc – Class A (b)	2,474,940
70,000	Synergy Resources Corp. (b)	270,900
240,000	Syntroleum Corp. (b)	110,400
115,000	USEC, Inc. (b)	56,350

		9,854,760

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2012

Shares	COMMON STOCKS – 97.89% – continued	Fair Value
	Financials – 17.38%
14,000	Access National Corp.	$190,400
1,100	Alleghany Corp. (b)	386,100
8,000	BB&T Corp.	225,360
9,000	Cardinal Financial Corp	135,000
15,000	Carolina Bank Holdings, Inc. (b)	111,000
6,500	City National Corp.	316,485
5,250	Codorus Valley Bancorp, Inc.	77,753
6,000	Community Bank Shares of Indiana, Inc.	78,480
9,000	Eagle Bancorp, Inc. (b)	175,320
10,000	Farmers Capital Bank Corp. (b)	115,000
7,000	Fidelity National Financial, Inc. – Class A	169,470
10,100	Fidelity Southern Corp.	90,799
14,000	First American Financial Corp.	333,200
33,000	First Merchants Corp.	448,140
9,000	Firstbank Corp.	98,640
27,000	Flagstar Bancorp, Inc. (b)	493,020
5,500	Goldman Sachs Group, Inc. / The	647,845
13,000	Hanmi Financial Corp. (b)	162,370
7,500	Hartford Financial Services Group, Inc. / The	158,850
6,000	Heartland Financial USA, Inc.	157,020
6,000	Horizon Bancorp	114,300
45,000	Independent Bank Corp. (b)	173,250
1,200	Investors Title Co.	72,072
16,000	JPMorgan Chase & Co.	657,280
14,000	MainSource Financial Group, Inc.	168,840
8,000	MB Financial, Inc.	155,520
19,200	Monarch Financial Holdings, Inc.	164,352
4,000	Northrim BanCorp, Inc.	88,840
14,000	Pacific Mercantile Bancorp. (b)	86,240
8,000	Pacific Premier Bancorp, Inc. (b)	83,520
7,500	Peoples Bancorp, Inc.	151,500
6,000	Piper Jaffray Cos. (b)	170,220
60,000	Prospect Capital Corp.	631,800

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2012

Shares	COMMON STOCKS – 97.89% – continued	Fair Value
	Financials – 17.38% – continued
5,500	Provident Financial Holdings, Inc.	$87,725
220,000	Regions Financial Corp.	1,467,400
11,000	Rurban Financial Corp. (b)	75,130
3,000	Salisbury Bancorp, Inc.	80,700
55,000	Southcoast Financial Corp. (b)	261,250
63,000	Susquehanna Bancshares, Inc.	647,640
20,000	Universal Insurance Holdings, Inc.	91,800
3,000	Virtus Investment Partners, Inc. (b)	344,580
5,500	Washington Banking Co.	73,700
23,000	Waterstone Financial, Inc. (b)	127,650
33,000	Wilshire Bancorp, Inc. (b)	191,070

		10,736,631

	Health Care – 7.32%
1,000	Air Methods Corp. (b)	109,170
6,000	Cigna Corp.	313,620
105,000	Questcor Pharmaceuticals, Inc.	2,724,750
10,000	Span-America Medical Systems, Inc.	190,000
100,000	Spectrum Pharmaceuticals, Inc. (b)	1,184,000

		4,521,540

	Industrials – 14.15%
11,000	American Railcar Industries, Inc. (b)	338,030
24,000	Argan, Inc. (b)	446,640
35,000	CAI International, Inc. (b)	700,000
120,000	Commercial Vehicle Group, Inc. (b)	961,200
52,000	CPI Aerostructures, Inc. (b)	494,520
23,500	EDAC Technologies Corp. (b)	314,665
6,000	Encore Capital Group, Inc. (b)	159,480
20,000	Erickson Air-Crane, Inc. (b)	152,400
14,000	Fly Leasing Ltd. (a)	172,340
24,000	FreightCar America, Inc.	504,720
165,000	Goldfield Corp. / The (b)	301,950

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2012

Shares	COMMON STOCKS – 97.89% – continued	Fair Value
	Industrials – 14.15% – continued
240,000	Hawaiian Holdings, Inc. (b)	$1,497,600
27,000	Hudson Technologies, Inc. (b)	87,480
83,000	Manitex International, Inc. (b)	632,460
21,000	Patrick Industries, Inc. (b)	364,980
15,000	Pike Electric Corp. (b)	148,500
75,000	Spirit Airlines, Inc. (b)	1,258,500
10,000	Taylor Devices, Inc. (b)	78,500
18,000	WSI Industries, Inc.	126,720

		8,740,685

	Information Technology – 25.17%
22,000	CalAmp Corp. (b)	190,740
9,000	Cirrus Logic, Inc. (b)	281,880
11,000	EPAM Systems, Inc. (b)	226,270
10,000	ePlus, Inc. (b)	404,400
28,000	Evolving Systems, Inc.	185,920
40,000	First Solar, Inc. (b)	1,079,600
60,000	Key Tronic Corp. (b)	608,400
50,000	Netsol Technologies, Inc. (b)	327,000
33,000	Perion Network Ltd. (b)	326,040
100,000	Relm Wireless Corp. (b)	170,000
20,000	RF Industries Ltd.	87,400
90,000	Seagate Technology PLC	2,259,000
300,000	Silicon Image, Inc. (b)	1,398,000
190,000	Silicon Motion Technology Corp. (a) (b)	2,470,000
33,000	SMTC Corp. (b)	74,250
225,000	Take-Two Interactive Software, Inc. (b)	2,783,250
80,000	Western Digital Corp.	2,675,200

		15,547,350

	Materials – 5.07%
215,000	Brigus Gold Corp. (b)	221,450
5,000	Chase Corp.	86,250
95,000	Core Molding Technologies, Inc. (b)	650,750

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2012

Shares	COMMON STOCKS – 97.89% – continued	Fair Value
	Materials – 5.07% – continued
90,000	Timmins Gold Corp. (b)	$288,000
130,000	US Silica Holdings, Inc. (b)	1,887,600

		3,134,050

	TOTAL COMMON STOCKS (Cost $60,258,523)	60,465,832

	MASTER LIMITED PARTNERSHIPS – 1.07%
63,000	KKR Financial Holdings LLC	662,130

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $646,831)	662,130

	MONEY MARKET SECURITIES – 1.27%
782,719	Fidelity Institutional Money Market Treasury Portfolio – Class I, 0.01% (c)	782,719

	TOTAL MONEY MARKET SECURITIES (Cost $782,719)	782,719

	TOTAL INVESTMENTS (Cost $61,688,073) – 100.23%	$61,910,681

	Liabilities in excess of other assets – (0.23)%	(140,727)

	TOTAL NET ASSETS – 100.00%	$61,769,954

(a)	American Depositary Receipt
(b)	Non-income producing securities
(c)	Variable rate security; the money market rate shown represents the rate at November 30, 2012.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2012

Assets
Investments in securities, at fair value (cost $61,688,073)	$61,910,681
Receivable for investments sold	520,524
Dividends receivable	41,071
Receivable for fund shares purchased	6,333
Prepaid expenses	15,894
Interest receivable	26

Total assets	62,494,529

Liabilities
Payable for investments purchased	236,728
Payable for fund shares redeemed	368,200
Payable to Advisor (a)	77,158
Payable to administrator, fund accountant, and transfer agent (a)	11,307
Payable to custodian (a)	2,086
Payable to trustees and officers	847
Other accrued expenses	28,249

Total liabilities	724,575

Net Assets	$61,770,695

Net Assets consist of:
Paid in capital	$114,129,735
Accumulated net investment income (loss)	(771,658)
Accumulated net realized gain (loss) from investment transactions	(51,810,731)
Net unrealized appreciation on investments	222,608

Net Assets	$61,769,954

Shares outstanding (unlimited number of shares authorized)	10,921,067

Net Asset Value and offering price per share	$5.66

Redemption price per share (Net Asset Value * 99%) (b)	$5.60

(a)	See Note 4 in the Notes to the Financial Statements.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF OPERATIONS

For the Fiscal Year Ended November 30, 2012

Investment Income
Dividend income (Net of foreign tax withheld of $9,924)	$964,083
Interest income	235

Total Investment Income	964,318

Expenses
Investment Advisor fee (a)	1,452,798
Administration expenses (a)	87,316
Transfer agent expenses (a)	52,365
Fund accounting expenses (a)	36,917
Registration expenses	27,649
Custodian expenses (a)	20,755
Printing expenses	19,517
Legal expenses	18,559
Auditing expenses	15,000
Trustee expenses	10,077
CCO expenses	9,471
Pricing expenses	5,111
Insurance expense	4,522
Miscellaneous expenses	4,159
Other expenses – overdraft fees	1,795

Total Expenses	1,766,011

Net Investment Income (Loss)	(801,693)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(10,184,442)
Change in unrealized appreciation (depreciation) on investment securities	7,858,823

Net realized and unrealized gain (loss) on investment securities	(2,325,619)

Net increase (decrease) in net assets resulting from operations	$(3,127,312)

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Fiscal Year Ended November 30, 2012	Fiscal Year Ended November 30, 2011
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$(801,693)	$(1,578,621)
Net realized gain (loss) on investment securities	(10,184,442)	3,618,851
Change in unrealized appreciation (depreciation) on investment securities	7,858,823	(5,755,556)

Net increase (decrease) in net assets resulting from operations	(3,127,312)	(3,715,326)

Capital Share Transactions
Proceeds from Fund shares sold	4,118,767	53,472,392
Amount paid for Fund shares redeemed	(75,239,101)	(121,670,093)
Proceeds from redemption fees collected (a)	60	18

Net increase (decrease) in net assets resulting from capital share transactions	(71,120,274)	(68,197,683)

Total Increase (Decrease) in Net Assets	(74,247,586)	(71,913,009)

Net Assets
Beginning of year	136,017,540	207,930,549

End of year	$61,769,954	$136,017,540

Accumulated undistributed net investment income (loss) included in net assets at end of year	$(771,658)	$—

Capital Share Transactions
Shares sold	681,635	7,513,190
Shares redeemed	(12,734,982)	(17,996,256)

Net increase (decrease) from capital share transactions	(12,053,347)	(10,483,066)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 7 calendar days of purchase.

AUER GROWTH FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Fiscal Year Ended November 30,						Period Ended November 30, 2008(a)
	2012		2011		2010	2009
Selected Per Share Data:
Net asset value, beginning of period	$5.92		$6.21		$6.02	$4.55	$10.00

Income from investment operations:
Net investment income (loss)	(0.05	)(b)	(0.06	)(b)	(0.04)	(0.03)	(0.04	)(b)
Net realized and unrealized gain (loss) on investments	(0.21)		(0.23)		0.23	1.50	(5.41	)(c)

Total from investment operations	(0.26)		(0.29)		0.19	1.47	(5.45)

Less Distributions to shareholders:
Return of capital	—		—		—	—	—	(d)

Total distributions	—		—		—	—	—

Paid in capital from redemption fees (e)	0.00		0.00		0.00	0.00	0.00

Net asset value, end of period	$5.66		$5.92		$6.21	$6.02	$4.55

Total Return (f)	(4.39)%		(4.67)%		3.16%	32.31%	(54.48	)%(g)(h)

Ratios and Supplemental Data:
Net assets, end of year (000)	$61,770		$136,018		$207,931	$159,388	$83,578
Ratio of expenses to average net assets	1.82%		1.71%		1.72%	1.82%	1.94	%(i)
Ratio of net investment income (loss) to average net assets	(0.83)%		(0.81)%		(0.68)%	(0.75)%	(0.59	)%(i)
Portfolio turnover rate	161.95%		145.39%		148.55%	221.75%	115.90	%(h)

(a)	For the period December 28, 2007 (Commencement of Operations) to November 30, 2008.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Reimbursement of loss on investment trade from Advisor is reflected. The effect on the Fund was less than $0.005 per share.

(d)	Return of capital distributions resulted in less than $0.005 per share.

(e)	Redemption fees resulted in less than $0.005 per share.

(f)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(g)	Reimbursement of loss on investment trade did not affect total return.

(h)	Not annualized.

(i)	Annualized.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2012

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Auer Growth Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment advisor is SBAuer Funds, LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Partnerships are recognized on the ex-date. The calendar year-end classification of distributions received from REITs during the fiscal year is reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended November 30, 2012, the Auer Growth Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$59,699	$30,035	$(89,734)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2012:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$60,465,832	$—	$—	$60,465,832
Master Limited Partnerships	662,130	—	—	662,130
Money Market Securities	782,719	—	—	782,719
Total	$61,910,681	$—	$—	$61,910,681

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended November 30, 2012, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended November 30, 2012, the Advisor earned a fee of $1,452,798 from the Fund. At November 30, 2012, the Fund owed the Advisor $77,158 for advisory services. The Advisor contractually has agreed to waive its management fee and/or reimburse expenses, but only to the extent necessary so that the

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (continued)

Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.95% of the average daily net assets of the Fund. The contractual agreement is in effect through March 31, 2013. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.95% expense limitation. During the year ended November 30, 2012, there were no waivers or reimbursements by the Advisor to the Fund.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended November 30, 2012, HASI earned fees of $87,316 for administrative services provided to the Fund. At November 30, 2012, the Fund owed HASI $4,630 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, the Fund’s distributor (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2012, the Custodian earned fees of $20,755 for custody services provided to the Fund. At November 30, 2012, the Fund owed the Custodian $2,086 for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended November 30, 2012, HASI earned fees of $52,365 from the Fund for transfer agent services. For the fiscal year ended November 30, 2012, HASI earned fees of $36,917 from the Fund for fund accounting services. At November 30, 2012, the Fund owed HASI $4,619 for transfer agent services. At November 30, 2012, the Fund owed HASI $2,058 for fund accounting services. The Distributor acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2012. The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan under Rule 12b-1. Under the distribution plan, the Fund can pay the Fund’s distributor, its adviser and/or other financial institutions, a fee of up to 0.25% of the Fund’s average daily net assets. Because these fees are an ongoing expense, over time they reduce the investment results of the Fund

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (continued)

and may cost you more than paying other types of sales charges. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2013, upon notice to shareholders.

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2012, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	153,256,029
Sales
U.S. Government Obligations	$—
Other	223,941,840

At November 30, 2012, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$3,536,582
Gross (Depreciation)	(3,313,974)

Net Appreciation on Investments	$222,608

At November 30, 2012, the aggregate cost of securities for federal income tax purposes, was $61,688,073.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2012

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2012, SEI Private Trust Co., for the benefit of others, owned 46.26% of the Fund and thus may be deemed to control the Fund. At November 30, 2012, TD Ameritrade, Inc., for the benefit of others, owned 42.95% of the Fund and thus may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions made to shareholders during the fiscal years ended November 30, 2011 and November 30, 2012.

At November 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(52,582,389)
Unrealized appreciation	222,608

$(52,359,781)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of November 30, 2012, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Loss Deferral	Total
$ (751,414)	$ (51,059,317)	$ (771,658)	$ (52,582,389)

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2012

NOTE 9. CAPITAL LOSS CARRYFORWARDS

As of November 30, 2012, the Fund has available for federal tax purposes an unused capital loss carryforward of $51,059,317, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration – short term	$18,758,227
No expiration – long term	1,947,520
Expires on November 30, 2017	30,353,570

51,059,317

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates.

Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Auer Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 28, 2013

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment
Counsel LLC, a registered investment advisor, since
November 2008; Director, Vice President and Chief
Investment Officer of Legacy Trust Company, N.A.
from September 1991 to September 2008; Chairman
of the Investment Committee for W.H. Donner
Foundation and Donner Canadian Foundation from
June 2005 to September 2011; Chairman of
Investment Committee for the Diana Davis Spencer
Foundation since October 2011; Chairman and
Founder, Constitution Education Foundation since
February 2011.
Stephen A. Little (Age – 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011;
Director Steel Wheels Acquisition Corp. since
August 2011; Director Standard Steel, Inc. since
August 2011; President and CEO of International
Crankshaft Inc., an automotive supply manufacturing
company, from 2004 to August 2011; Director
International Crankshaft, Inc. since 2004; Chairman,
SMI Crankshaft LLC, an automotive and truck
supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel
of The Webb Companies, a national real estate
company, since 2001; Director of First State
Financial since 1998; Director, Vice President and
Legal Counsel of The Traxx Companies, an owner
and operator of convenience stores, since 1989;
Chairman, Bluegrass Tomorrow, nonprofit
organization, and Chairman of The Lexington
Convention and Visitors’ Bureau.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Independent Trustees – continued
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate
Development for Global Trust Company since 2008,
Advisors Charitable Gift Fund since May 2005,
Northeast Retirement Services, Inc. since February
2003 and Savings Banks Employees Retirement
Association since February 2003; Director, Lift Up
Africa since 2008; Chair Investment Committee since
January 2011 and past Chair, Board of Directors of
Massachusetts Council of Churches; Member,
Presbytery of Boston, Presbyterian Church (U.S.A.)
since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 22 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National
Bank, the Trust’s custodian, since December 2001;
Director, Greenlawn Cemetery since October 2007;
Director, Directions for Youth and Families, a social
service agency, since August 2006.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and
Compliance for Huntington Asset Services, Inc., the
Trust’s administrator, since April 2007; Chief
Compliance Officer and Vice President of Valued
Advisers Trust since August 2008; Chief Compliance
Officer of Unified Financial Securities, Inc., the
Trust’s distributor, since May 2007; Secretary of
Huntington Funds since April 2010; President and
Chief Executive Officer of Dreman Contrarian
Funds, March 2010 to March 2011; Vice President
and Acting Chief Executive Officer of Dreman
Contrarian Funds, 2007 to March 2010; Employed in
various positions with American United Life
Insurance Company from June 1983 to April 2007,
including: Associate General Counsel, April 2007;
Investment Adviser Chief Compliance Officer, June
2004 to April 2007; Assistant Secretary to the Board
of Directors, December 2002 to April 2007 and Chief
Compliance Officer of OneAmerica Funds, Inc., June
2004 to April 2007; Chief Counsel, OneAmerica
Securities Inc., February 2007 to April 2007;
Secretary, OneAmerica Securities, Inc., December
2002 to April 2007.
Robert W. Silva (Age – 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for
Huntington Asset Services, Inc., the Trust’s
administrator, since October 2011, Vice President
from September 2010 to October 2011; Treasurer of
Huntington Funds since November 2010; Chief
Financial Officer and Treasurer of The Huntington
Strategy Shares since November 2010; Treasurer and
Chief Financial Officer of Dreman Contrarian Funds
since March 2011; Senior Vice President of Citi Fund
Services Ohio, Inc. from September 2007 to
September 2010.
Lynn E. Wood (Age – 65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Tara Pierson (Age – 37) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the
Trust’s Administrator, since February, 2000;
Assistant Secretary of Dividend Growth Trust from
March 2006 to present. Assistant Secretary of the
Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 22 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-888-711-2837 to request a copy of the SAI or to make shareholder inquiries.

Factors Considered by the Trustees in Renewing the SBAuer Management Agreement (unaudited)

Auer Growth Fund (the “Auer Fund”), is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“SBAuer”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or SB Auer, with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 30, 2012 via teleconference to consider whether to recommend that the full Board renew the Fund’s management agreement with SBAuer for an additional year. All Trustees were present. In advance of the Committee meeting, each Trustee received and reviewed the materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials specifically provided to each Trustee in advance of the Committee meeting included the following information: (i) the Administrator’s letter requesting detailed information designed to assist the Trustees in their review pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, and SBAuer’s response thereto; (ii) a description of factors considered by the Board in approving the management agreement from the prior year; (iii) current schedule of Fund investments; (iv) Administrator’s report comparing the Fund’s performance returns and advisory fee and total expense ratio to those of its benchmark and/or peer group, as applicable, for periods ended May 31, 2012; (v) SBAuer’s current Form ADV Parts 1 and 2; (vi) SBAuer’s financial statements and profitability report; (vii) the Trust’s Chief Compliance Officer’s (“CCO”) review of SBAuer’s compliance policies and procedures; (ix) and copies of the management agreement and expense cap agreement between the Fund and SBAuer. After discussing the materials, the Committee contacted certain executives, portfolio managers and compliance personnel of SBAuer and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on August 13, 2012, the Committee recommended, and the Trustees, including the Independent Trustees, unanimously approved, the continuance of the Fund’s management agreement with SBAuer for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single

Factors Considered by the Trustees in Renewing the SBAuer Management Agreement (unaudited)

factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees considered SBAuer’s representation that it serves as investment advisor solely to the Auer Fund, which had $84 million in assets as of May 31, 2012. The Trustees reviewed responses from SBAuer as to the resources provided to the Auer Fund, and considered the adequacy of these resources in light of the expected growth in Auer Fund assets, and whether the resources are sufficient. The Trustees noted SBAuer’s representation that its portfolio managers and analyst spend 100% of their time managing the Auer Fund. The Trustees considered that SBAuer provides the support of two experienced portfolio managers for the Auer Fund, a research analyst and an operations and sales manager. The Trustees also noted that SBAuer had retained Sheaff Brock Investment Advisors, LLC, a registered adviser, to provide accounting and compliance services and administrative support staff. The Trustees determined that SBAuer’s resources appear adequate. The Trustees also noted that SBAuer was not proposing any changes to portfolio management services provided to the Auer Fund.

The Trustees recalled the Trust’s CCO report that he had received a signed certification from SBAuer indicating that it had completed its annual compliance program review for the year ended December 2011, and that he had been provided with a summary of the results of this review. The Trust’s CCO’s report noted that SBAuer had confirmed to him that it had found no material compliance issues during its review. The Trust’s CCO’s report further confirmed that he had reviewed SBAuer’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violations of federal securities laws.

(ii)

Fund Performance – The Trustees considered the Fund’s performance as of May 31, 2012, and reviewed other materials provided by SBAuer and HASI with respect to such performance. The Trustees expressed disappointment in the Auer Fund’s performance, which was the worst among the ten funds in its peer group over the one- and three-year periods ending May 31, 2012, and trailed the returns of the Auer Fund’s benchmark, the S&P 500 Index. The Trustees considered Robert Auer’s explanation to the Committee that the Auer Fund is managed using the same investment strategy that the portfolio managers have used since 1987 for private accounts, which is to invest in companies that exhibit greatly increasing earnings and sales year-to-year while having relatively low price-to-earnings ratios. Mr. Auer had noted that, at times, this strategy had substantially underperformed the market over short-term periods—such as over the past three years. Mr. Auer explained that part of the Auer Fund’s underperformance over recent periods is attributable to the market disfavoring the types of small- and micro-cap growth companies in which the Auer Fund invests. The Trustees recalled that, when asked by the Committee, Mr. Auer had confirmed that he had no intention of changing the Auer Fund’s investment strategy or process, because he believes that the strategy will perform well over the long-term, and he also reported that the portfolio managers continue to maintain substantial personal investments in the Auer Fund. The Trustees considered that the Auer Fund has a one star Morningstar rating. The Trustees noted that Mr. Auer should have additional time to continue his strategy, which strategy is disclosed to shareholders in the current prospectus.

(iii)	Fee Rates and Profitability – The Trustees considered that Mr. Auer had confirmed that SBAuer would agree to continue capping certain operating expenses of the Auer Fund at 1.95% through March 31, 2014, but had noted that the total gross expense ratio for the Auer Fund was currently below this level. The Trustees considered that the Auer Fund’s 1.50% advisory fee is tied for the highest gross advisory fee of the funds in the Auer Fund’s peer group, and is the highest net advisory fee among these funds. The Trustees determined that the advisory fee was reasonable, however, based in part on SBAuer’s explanation that its stock selection process, which requires a manual review of approximately 8500 stocks each quarter, is extremely labor-intensive.

The Trustees next considered SBAuer’s profitability analysis for the year ended May 31, 2012, and considered profitability with and without taking into account the payment of Auer Fund marketing expenses. The Trustees noted that, whether or not Auer Fund marketing expenses are taken into account, SBAuer appears to be profitable and to have the ability to meet its obligations to the Auer Fund, but that the advisory fees paid by the Auer Fund did not result in excessive profits to SBAuer.

Finally, the Trustees noted SBAuer’s report that it does not enter into soft dollar arrangements and does not receive 12b-1 fees or other collateral benefits from serving as advisor to the Auer Fund.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized as the Auer Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that Auer Fund assets had decreased greatly over the past year, and that it did not appear that SBAuer had begun to realize any significant economies of scale from managing the Auer Fund.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the advisory fees paid by the Auer Fund are reasonable, based on the nature and quality of advisory services provided by SBAuer to the Auer Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and SBAuer on behalf of the Auer Fund.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (888) 711-2837 (Auer) and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly, Interested

Kenneth G.Y. Grant

OFFICERS

John C. Swhear, Senior Vice President & Interim President Robert W. Silva, Chief Financial Officer

    and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Report

November 30, 2012

www.1492Funds.com

Fund Adviser:

1492 Capital Management, LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

Toll Free (877) 571-1492

1492 Funds – Discovering Opportunity

November 30, 2012

Dear fellow shareholder,

Welcome to our inaugural annual report. With nearly one year of history as of the date of this letter for the 1492 Funds, we’d like to provide you with a portfolio management update and to discuss the portfolio positioning going into 2013.

Before we discuss the details of the portfolio, it’s important to have an understanding of our investment philosophy and process. Simply stated, our investment philosophy is that stock selection is key to creating excess returns and that our extensive use of fundamental research is where it begins. We meet with hundreds of companies annually, collecting individual data points across many sectors and industries, which we then weave into themes that we believe will provide a catalyst for revenue and earnings growth. We seek to identify all the companies in the small cap space that will be beneficiaries of one of our themes, looking horizontally at competitors and vertically up and down the supply chain.

Once we’ve identified a company, we subject it to a rigorous valuation process, focusing on earnings, cash flow generation, the balance sheet and the quality of management. If all boxes are checked, the company becomes a candidate for the fund.

As we mentioned in our semi-annual report, sometimes our rigorous fundamental research gets trumped by macro economic tribulations. The beginning of this year proved to be similar to the past two years where investors ran for the hills as short sightedness obstructed the view and focus of long term investing. During the second half of the year, the presidential election and fiscal cliff discussions added a layer of clouds to the markets. We are long term investors and we believe that our hard work and patience regarding the resolution of overseas and even domestic issues will lead small cap equities to be an attractive investment going forward. Please read on to learn more from the portfolio managers of the 1492 Small Cap Growth Fund.

Sincerely,

Joe Frohna and Tim Stracka

Founding Principals

********************

1492 Small Cap Growth Fund—Commentary

2012 was another volatile year for the equity markets. The year started off strong as a warmer than average winter appeared to have pulled-forward some economic activity, which helped to drive strong, better than expected first quarter corporate profits. However, “sell in May” was back for the third year in a row as equity markets began worrying again about the European debt crises and a slowdown in the Chinese economy. The market bottomed for the year in early June, followed by a strong rebound in the summer as the European Central Bank and the U.S. Federal Reserve stated that they would do everything in their power to provide a financial backstop for the debt markets and to keep interest rates near zero. The summer rally ended in mid-September as the markets gave back much of the summer gains in the Fall due to uncertainty leading up to the Presidential Election. Soon after the election, the markets began moving higher again believing the new Congress would make progress toward solving the looming “fiscal cliff”.

1

Through the volatility, the 1492 Small Cap Growth Fund returned 5.70% for the period from the Fund’s inception through November 30, 2012, compared with 12.31% for the benchmark Russell 2000 Growth Index. Since the 1492 Small Cap Growth Fund typically invests in growth companies earlier in their lifecycle, the fund’s average market cap skews smaller than the average market cap of the Russell Growth Index. Over the mid-to-long term, history supports the notion that smaller growth companies tend to outperform the broader market, but during times of market stress and high volatility, smaller, less liquid stocks usually underperform.

For the period from inception through November 30, 2012, the best performing stock in the fund was Chuy’s Holdings, Inc. (CHUY), a rapidly growing chain of casual, full-service, Mexican restaurants. The stock experienced a rapid ascent from its initial public offering in July as investors starved for growth pushed this stock up 106% during the fund’s holding period. The fund’s second best performing stock was Pacira Pharmaceuticals, Inc. (PCRX), a pharmaceutical company that has commercialized and begun marketing a proprietary drug delivery technology for extending pain medication at the surgical site. The stock appreciated 97% for this period. The third best performing stock in the fund, appreciating 95%, was Cirrus Logic, Inc. (CRUS), a developer of high-precision, analog and mixed-signal integrated circuits for the audio and energy markets.

The downside for the fund included an investment in The Active Network, Inc. (ACTV), which declined 65% during the fund’s holding period. Active Networks provides on-line event management services. The stock came under pressure after the third quarter earnings release when management indicated that they planned to ramp up expenses in 2013 for new growth initiatives, which would limit profitability in the near-term. The stock then became a victim of tax loss selling at the end of the year. Another investment that negatively impacted performance was OCZ Technology Group, Inc. (OCZ), a designer, manufacturer and distributor of solid state drives and computer components. During the fund’s holding period, OCZ declined 55%. A third stock that negatively impacted performance of the fund was Discovery Laboratories, Inc. (DSCO), a biotechnology company that develops surfactant therapies to treat respiratory disorders and diseases. The company had received approval on a drug used in neonatal intensive care units for premature babies. Unfortunately, a manufacturing glitch forced the company to delay marketing the product, and the stock declined 55%.

Looking into 2013, the 1492 Small Cap Growth Fund is invested in companies that we believe should perform well in a slow growth economic environment. For example, the fund is invested in companies that can reduce costs by turning high fixed-cost purchases into variable operating expenses, that can save other companies money by outsourcing business functions, or that have highly visible recurring revenue streams. Themes that fit these descriptions include rental equipment, business processes outsourcing, software-as-a-service, and broadband telecommunications services. These quality growth themes could help generate alpha for the 1492 Small Cap Growth investor during 2013.

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Investment Results – (Unaudited)

Total Returns *

(For the period ended November 30, 2012)

Since Inception (December 29, 2011)
1492 Small Cap Growth Fund	5.70%
Russell 2000 Growth Index**	12.31%

Total annual operating expenses, as estimated for the Fund’s first fiscal period ending November 30, 2012, as disclosed in the Fund’s prospectus dated December 15, 2011, were 1.93% of average daily net assets (1.10% after fee waiver/expense reimbursements by the Adviser). The Adviser contractually has agreed to cap certain operating expenses of the Fund excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees and expenses, and extraordinary litigation expenses through March 31, 2013.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-571-1492.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell 2000 Growth Index (the “Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-571-1492. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

3

The chart above assumes an initial investment of $10,000 made on December 29, 2011 (commencement of Fund operations) and held through November 30, 2012. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-571-1492. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the 1492 Small Cap Growth Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

5

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1492 Small Cap Growth Fund	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period June 1, 2012 - November 30, 2012
Actual*	$1,000.00	$1,047.60	$5.63
Hypothetical ** (5% return before expenses)	$1,000.00	$1,019.50	$5.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

6

1492 Small Cap Growth Fund

Schedule of Investments

November 30, 2012

	Shares	Fair Value
Common Stocks—95.89%
Consumer Discretionary—17.32%
Acquity Group Ltd. (a) (b)	5,560	$34,750
Aeropostale, Inc. (a)	1,430	19,748
Asbury Automotive Group, Inc. (a)	2,480	74,871
Chico’s FAS, Inc.	2,174	40,545
Genesco, Inc. (a)	1,125	62,246
LifeLock, Inc. (a)	3,965	33,266
Lithia Motors, Inc.—Class A	1,450	51,881
M.D.C. Holdings, Inc.	440	15,506
M/I Homes, Inc. (a)	845	18,598
PulteGroup, Inc. (a)	1,490	25,047
Ryland Group, Inc. / The	620	20,739
Skechers U.S.A., Inc.—Class A (a)	660	12,844
SodaStream International Ltd. (a)	715	28,514
Tile Shop Holdings, Inc. / The (a)	1,820	28,519

		467,074

Energy—6.98%
Carrizo Oil & Gas, Inc. (a)	1,510	31,332
Diamondback Energy, Inc. (a)	1,585	28,530
Goodrich Petroleum Corp. (a)	3,180	28,652
Gulfport Energy Corp. (a)	1,058	40,246
Kodiak Oil & Gas Corp. (a)	3,415	29,301
Northern Oil and Gas, Inc. (a)	1,930	30,301

		188,362

Financials—10.19%
BofI Holding, Inc. (a)	1,705	45,455
Duff & Phelps Corp.—Class A	3,625	44,008
HFF, Inc.—Class A (a)	2,334	34,613
Piper Jaffray Companies, Inc. (a)	1,110	31,491
Raymond James Financial, Inc.	1,668	62,967
Stifel Financial Corp. (a)	1,850	56,277

		274,811

Health Care—11.87%
ARIAD Pharmaceuticals, Inc. (a)	1,385	30,969
DepoMed, Inc. (a)	6,884	41,442
EnteroMedics, Inc. (a)	7,405	22,956
ICU Medical, Inc. (a)	1,115	65,662
Impax Laboratories, Inc. (a)	1,990	40,477
InspireMD, Inc. (a)	12,280	13,999
MiMedx Group, Inc. (a)	4,984	16,946
Pacira Pharmaceuticals, Inc. (a)	2,447	41,721
Salix Pharmaceuticals, Ltd. (a)	1,075	46,064

		320,236

Industrials—20.00%
Aegion Corp. (a)	1,765	36,394
Atlas Air Worldwide Holdings, Inc. (a)	280	12,118
B/E Aerospace, Inc. (a)	1,035	49,018
Celadon Group, Inc.	1,565	27,043
Clean Harbors, Inc. (a)	58	3,322
Dycom Industries, Inc. (a)	1,540	27,658
Gibraltar Industries, Inc. (a)	2,802	38,864
Great Lakes Dredge & Dock Company	5,546	48,971
Heritage-Crystal Clean, Inc. (a)	1,935	28,986
InnerWorkings, Inc. (a)	1,950	25,370
Knight Transportation, Inc.	1,780	26,753
Mobile Mini, Inc. (a)	1,500	29,940
Orion Marine Group, Inc. (a)	2,010	14,271
Swift Transportation Co. (a)	2,870	24,280
Trex Company, Inc. (a)	590	23,960
Triumph Group, Inc.	742	48,683
United Rentals, Inc. (a)	1,025	42,568
Wabash National Corp. (a)	3,855	31,187

		539,386

Information Technology—23.73%
Allot Communications Ltd. (a)	583	12,733
Ambarella, Inc. (a)	4,430	38,585
Cirrus Logic, Inc. (a)	800	25,056
Computer Task Group, Inc. (a)	1,974	36,006
CoreLogic, Inc. (a)	1,060	27,390
CoStar Group, Inc. (a)	358	31,096
Entropic Communications, Inc. (a)	2,360	12,248
Infoblox, Inc. (a)	640	12,134
Keynote Systems, Inc.	1,800	24,498
KVH Industries, Inc. (a)	2,435	30,827

See accompanying notes which are an integral part of these financial statements.

7

1492 Small Cap Growth Fund

Schedule of Investments—continued

November 30, 2012

	Shares	Fair Value
Common Stocks—95.89%—continued
Information Technology—23.73%—continued
Market Leader, Inc. (a)	2,970	$19,751
Monster Worldwide, Inc. (a)	4,162	22,641
Procera Networks, Inc. (a)	690	14,249
Proofpoint, Inc. (a)	2,290	25,190
RealPage, Inc. (a)	1,150	22,759
RF Micro Devices, Inc. (a)	6,180	26,698
Saba Software, Inc. (a)	4,175	32,649
Silicon Image, Inc. (a)	8,790	40,961
Syntel, Inc.	418	25,147
Take-Two Interactive Software, Inc. (a)	1,620	20,039
Tangoe, Inc. (a)	1,005	13,105
USA Technologies, Inc. (a)	11,725	20,519
ValueClick, Inc. (a)	1,670	31,513
VirnetX Holding Corp. (a)	765	26,370
Virtusa Corp. (a)	3,053	47,810

		639,974

Telecommunication Services—5.80%
8x8, Inc. (a)	8,690	57,354
inContact, Inc. (a)	12,479	64,891
tw telecom, inc. (a)	1,338	34,373

		156,618

TOTAL COMMON STOCKS (Cost $2,443,766)		2,586,461

Money Market Securities—7.53%
Fidelity Institutional Treasury Portfolio—Class I, 0.01% (c)	203,261	203,261

TOTAL MONEY MARKET SECURITIES (Cost $203,261)		203,261

TOTAL INVESTMENTS (Cost $2,647,027)—103.42%		$2,789,722

Liabilities in excess of other assets—(3.42%)		(92,324)

TOTAL NET ASSETS—100.00%		$2,697,398

(a)	Non-income producing.
(b)	American Depositary Receipt.
(c)	Variable rate security; the rate shown represents the yield at November 30, 2012.

See accompanying notes which are an integral part of these financial statements.

8

1492 Small Cap Growth Fund

Statement of Assets and Liabilities

November 30, 2012

Assets
Investments in securities:
At cost	$2,647,027

At fair value	$2,789,722
Dividends receivable	252
Interest receivable	2
Prepaid expenses	66

Total assets	2,790,042

Liabilities
Payable to Adviser (a)	14,783
Payable for investments purchased	46,254
Payable to administrator, fund accountant and transfer agent (a)	10,909
Payable to trustees and officers	1,021
Payable to custodian (a)	863
Other accrued expenses	18,814

Total liabilities	92,644

Net Assets	$2,697,398

Net Assets consist of:
Paid in capital	$2,768,566
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) from investment transactions	(213,863)
Net unrealized appreciation (depreciation) on investments	142,695

Net Assets	$2,697,398

Shares outstanding (unlimited number of shares authorized)	255,088

Net asset value and offering price per share	$10.57

Redemption price per share (b) (NAV * 98%)	$10.36

(a)	See Note 4 in the Notes to the Financial Statements.
(b)	The redemption price per share reflects a redemption fee of 2.00% on shares redeemed within 60 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

9

1492 Small Cap Growth Fund

Statement of Operations

For the period ended November 30, 2012 (a)

Investment Income
Dividend income	$4,237
Interest income	11

Total Income	4,248

Expenses
Administration expenses (b)	48,069
Transfer agent expenses (b)	35,098
Fund accounting expenses (b)	30,761
Legal expenses	21,499
Investment Adviser fee (b)	15,698
Audit expenses	13,500
Custodian expenses (b)	11,127
Trustee expenses	9,769
Offering expenses	9,306
CCO expenses	8,876
Registration expenses	3,370
Pricing expenses	3,752
Insurance expenses	3,224
Organizational expenses	1,721
Report printing expenses	1,611
Miscellaneous expenses	549
24f-2 expenses	499

Total Expenses	218,429
Fees waived by Adviser (b)	(201,074)

Net operating expenses	17,355

Net Investment Loss	(13,107)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(213,863)
Change in unrealized appreciation (depreciation) on investment securities	142,695

Net realized and unrealized gain (loss) on investment securities	(71,168)

Net increase (decrease) in net assets resulting from operations	$(84,275)

(a)	For the period December 29, 2011 (commencement of operations) to November 30, 2012.
(b)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

10

1492 Small Cap Growth Fund

Statements of Changes In Net Assets

Period Ended November 30, 2012 (a)
Operations
Net investment income (loss)	$(13,107)
Net realized gain (loss) on investment securities	(213,863)
Change in unrealized appreciation (depreciation) on investment securities	142,695

Net increase (decrease) in net assets resulting from operations	(84,275)

Capital Share Transactions
Proceeds from shares sold	1,250,324
Amount paid for shares redeemed	(27,015)
In-kind subscriptions	1,558,364 (b)

Net increase (decrease) in net assets resulting from share transactions	2,781,673

Total Increase (Decrease) in Net Assets	2,697,398

Net Assets
Beginning of period	—

End of period	$2,697,398

Accumulated undistributed net investment income (loss) included in net assets at end of period	$—

Capital Share Transactions
Shares sold	120,816
Shares redeemed	(2,561)
In-kind subscriptions	136,833 (b)

Net increase (decrease) from capital share transactions	255,088

(a)	For the period December 29, 2011 (commencement of operations) to November 30, 2012.
(b)	See Note 9 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

11

1492 Small Cap Growth Fund

Financial Highlights

(For a share outstanding throughout the period)

	Period ended November 30, 2012 (a)
Selected Per Share Data
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	(0.08	)(b)
Net realized and unrealized gains (losses)	0.65	(f)

Total income (loss) from investment operations	0.57

Net asset value, end of period	$10.57

Total Return (c)	5.70	%(d)

Ratios and Supplemental Data
Net assets, end of year (000)	$2,697
Ratio of expenses to average net assets	1.10	%(e)
Ratio of expenses to average net assets before waiver & reimbursement by Adviser	13.85	%(e)
Ratio of net investment income to average net assets	-0.83	%(e)
Ratio of net investment income to average net assets before waiver & reimbursement by Adviser	-13.58	%(e)
Portfolio turnover rate	106.02	%(d)

(a)	For the period December 29, 2011 (commencement of operations) through November 30, 2012.
(b)	Per share amounts calculated using average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not Annualized.
(e)	Annualized.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes which are an integral part of these financial statements.

12

1492 Small Cap Growth Fund

Notes to the Financial Statements

November 30, 2012

NOTE 1. ORGANIZATION

The 1492 Small Cap Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 27, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December 29, 2011. The Fund’s investment adviser is 1492 Capital Management, LLC (the “Adviser”). The investment objective is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all open tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income—The Fund follows industry practice and records security transactions on the trade date. The Long Term Highest Cost method is used for determining gains or losses for financial statements and income tax purposes. The Long Term Highest Cost method assumes that, when a security is sold, the tax lot with the highest cost and qualifying for long term capital gain (loss) treatment is sold first. If no tax lots for a security sold qualify for long term capital gain (loss) treatment, then the Fund will default to clearing the highest cost tax lot with short term capital gain (loss) characteristics. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

13

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2012

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended November 30, 2012, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income
1492 Small Cap Growth Fund	$(13,107)	$13,107

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

15

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2012

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the 1492 Small Cap Growth Fund’s investments as of November 30, 2012:

	Valuation Inputs
Assets	Level 1—Quoted Prices in Active Markets	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs	Total
Common Stocks*	$2,586,461	$—	$—	$2,586,461
Money Market Securities	203,261	—	—	203,261

Total	$2,789,722	$—	$—	$2,789,722

*	Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between fair value hierarchy levels during the period ended November 30, 2012.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the period from December 29, 2011 (commencement of operations) to November 30, 2012, the Adviser earned fees of $15,698 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees and expenses, and extraordinary litigation expenses so that total annual fund operating expenses do not exceed 1.10% of net assets. For the period from December 29, 2011 (commencement of operations) to November 30, 2012, the Adviser waived fees of $201,074. At November 30, 2012, the Fund owed the Adviser $14,783 for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2012 are as follows:

Amount	Recoverable through November 30,
$201,074	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.

16

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2012

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the period ended November 30, 2012, fees for administrative, transfer agent, and fund accounting services, and Custodian expenses and the amounts due to HASI and the Custodian at November 30, 2012 were as follows:

Adminstration expenses	$48,069
Transfer agent expenses	$35,098
Fund accounting expenses	$30,761
Custodian expenses	$11,127
Payable to HASI	$10,909
Payable to Custodian	$863

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the period ended November 30, 2012. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended November 30, 2012, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$—
Other	4,259,358
Sales
U.S. Government Obligations	$—
Other	1,601,730

At November 30, 2012, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$267,777
Gross (Depreciation)	(129,629)

Net Appreciation (Depreciation) on Investments	$138,148

Tax Cost	$2,651,574

17

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2012

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2012, Virginia P. Wright owned 54.06% of the Fund. As a result, Virginia P. Wright may be deemed to control the Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make any distributions during the period ended November 30, 2012.

On December 27, 2012, the Fund paid an income distribution of $0.0016 per share to shareholders of record on December 26, 2012.

At November 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(209,316)
Unrealized appreciation (depreciation)	138,148

$(71,168)

At November 30, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales amounting to $4,547.

As of November 30, 2012, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Total
$109,418	$99,898	$209,316

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At November 30, 2012, for federal income tax purposes, the Fund has capital loss carryforwards, for the following amount:

No expiration—short term	$99,898

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

18

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2012

NOTE 10. IN-KIND SUBSCRIPTIONS

During the period ended November 30, 2012, the Fund accepted securities in lieu of cash (“in-kind subscriptions”) in exchange for shares of the Fund. In-kind subscriptions for the Fund were received on three separate occasions (February 29, 2012, March 19, 2012, and April 26, 2012) with subscriptions of 136,833 shares totaling $1,558,364.

19

Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877 www.cohenfund.com	216.649.1700 216.579.011 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

1492 Small Cap Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of 1492 Small Cap Growth Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2012, and the related statements of operations, changes in net assets, and the financial highlights for the period December 29, 2011 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1492 Small Cap Growth Fund as of November 30, 2012, the results of its operations, the changes in its net assets, and its financial highlights for the period December 29, 2011 (commencement of operations) through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 28, 2013

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age—66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age—62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age—60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 22 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age—57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

John C. Swhear (Age—51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age—46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since March 2011; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Lynn E. Wood (Age—65) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

Tara Pierson (Age—37) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 22 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-571-1492 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by calling the Fund at (877) 571-1492 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly, Interested

Kenneth G.Y. Grant

OFFICERS

John C. Swhear, Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISER

1492 Capital Management LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

www.1492Funds.com

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

• Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The Symons Funds:	FY 2012	$22,000
	FY 2011	$21,000

The Leeb Fund:	FY 2012	$12,500
	FY 2011	$25,000

The Roosevelt Fund:	FY 2012	$11,000
	FY 2011	$11,000

The Auer Fund:	FY 2012	$12,500
	FY 2011	$12,500

The 1492 Fund:	FY 2012	$11,000
	FY 2011	N/A

(b) Audit-Related Fees

Registrant
The Symons Funds:	FY 2012	$0
	FY 2011	$0

The Leeb Fund:	FY 2012	$0
	FY 2011	$0

The Roosevelt Fund:	FY 2012	$0
	FY 2011	$0

The Auer Fund:	FY 2012	$0
	FY 2011	$0

The 1492 Fund:	FY 2012	$0
	FY 2011	$0

(c) Tax Fees

Registrant
The Symons Funds:	FY 2012	$5,000
	FY 2011	$5,000

The Leeb Fund:	FY 2012	$3,000
	FY 2011	$5,500

The Roosevelt Fund:	FY 2012	$2,500
	FY 2011	$2,500

The Auer Fund:	FY 2012	$2,500
	FY 2011	$2,500

The 1492 Fund:	FY 2012	$2,500
	FY 2011	N/A

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All Other Fees

Registrant
The Symons Funds:	FY 2012	$0
	FY 2011	$300

The Leeb Fund:	FY 2012	$0
	FY 2011	$300

The Roosevelt Fund:	FY 2012	$0
	FY 2011	$300

The Auer Fund:	FY 2012	$0
	FY 2011	$300

The 1492 Fund:	FY 2012	$0
	FY 2011	N/A

Nature of the fees: Fund Accounting system conversion testing

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages	of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of January 29, 2013 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code is filed herewith

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date 1/29/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date 1/29/2013

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date 1/29/2013